United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21822

(Investment Company Act File Number)

Federated Managed Pool Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/18

Date of Reporting Period: 12/31/18

Item 1.	Reports to Stockholders

Annual Shareholder Report
December 31, 2018
Ticker FCSPX

Federated Corporate Bond Strategy Portfolio

A Portfolio of Federated Managed Pool Series
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of the Federated Corporate Bond Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2018 was -2.82%. The total return of the Bloomberg Barclays U.S. Credit Index (BBUSC),1 the Fund's broad-based securities market index, was -2.11%, and the total return of the Baa component of the Bloomberg Barclays U.S. Credit Index (BBUSC-Baa),2 the benchmark against which the Fund is managed, was -2.92%, for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the indexes.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBUSC-Baa were: (1) duration,3 which is the sensitivity of the change in price of the portfolio to changes in interest rates; (2) selection of securities with different maturities (referred to as “yield curve” strategy); (3) the allocation of the portfolio among securities of similar types of issuers (referred to as “sectors”); and (4) individual security selection.
Market Overview
In 2018, the U.S. Federal Reserve (the “Fed”) continued to tighten monetary policy by raising the federal funds target rate four times during the reporting period to an upper bound limit of 2.50%. In addition, the Fed continued to shrink the size of its balance sheet by allowing maturing U.S. Treasury and agency mortgage holdings to roll off its balance sheet. Interest rates across the entire U.S. Treasury curve increased during the reporting period with the largest increases in the front-end of the curve. Specifically, interest rates for maturities of one month to two years increased by at least 60 basis points, while yields on the 10- and 30-year maturities each increased by approximately 28 basis points. As a result, the Treasury curve experienced a bear flattening in 2018, which is typical during a period of Fed rate hikes. Despite raising rates across the entire U.S. Treasury curve, the front-end of the Treasury curve reported positive total returns for the reporting period, while the long-end reported negative total returns for the same period. Higher quality fixed-income sectors also outperformed lower-quality fixed-income sectors.
The flattening trend of the yield curve was fairly consistent throughout the reporting period as the Fed raised the federal funds target rate in March, June, September and December, putting upward pressure on the front-end of the yield curve. The performance of the major fixed-income markets was mixed for most of the reporting period. However, a major risk-off move in both the equity and fixed-income markets late in the fourth quarter resulted in the lower-quality high yield,4 emerging-market and investment-grade5 corporate fixed-income markets underperforming the higher-quality fixed-income markets. The change in investor sentiment late in the fourth quarter was due to the following: (1) increased trade tensions between the U.S. and China; (2) investors' fears the Fed would make a monetary policy mistake by raising rates too much; (3) slowing global economic growth; (4) “Brexit” (the U.K. exiting the European Union); and (5) mid-term elections. Despite solid U.S. economic growth, strong employment and low inflation, investors' perceptions of the aforementioned risks led to wider spreads in the credit-sensitive fixed-income markets.
The negative 2018 total return on the BBUSC-Baa was due to higher U.S. Treasury rates and wider credit spreads. The Option Adjusted Spread (OAS) for the BBUSC-Baa increased by 70 basis points during the reporting period to 197 basis points. In addition, the longer-end of the index underperformed the shorter-end on a total and excess return basis.
Duration
The Fund's duration, which was slightly less than the duration of the BBUSC-Baa, was the largest positive contributor to the Fund's outperformance for the reporting period. During the reporting period, the Fund used U.S. Treasury futures contracts6 to help manage the duration of the Fund. These positions had a positive impact on the Fund's performance for the reporting period.
Yield Curve
During the reporting period, the yield curve strategy was a positive contributor to the Fund's performance relative to the BBUSC-Baa. The Fund maintained a flattening bias for the majority of the reporting period, which was a positive contributor to performance.
Sector allocation
Sector allocation was the largest negative contributor to the Fund's relative performance for the reporting period. Overweights in the Banking, Independent Energy, Life Insurance and Food & Beverage sectors were negative contributors to Fund performance. These negatives more than offset the positive contribution from underweight positions to Autos and Pharmaceuticals and an overweight position to the Wireline sectors.
Annual Shareholder Report
1

Security selection
Individual security selection varied widely in terms of relative contribution to the Fund but combined in total to be a slight negative contributor to the performance of the Fund for the reporting period. Some of the best-performing issuers for the Fund for the reporting period were companies such as Southern Company, AstraZeneca PLC, Vodafone Group PLC and Kinder Morgan. Some of the worst-performing issuers were Weatherford International, British American Tobacco, Ford and General Motors.
1	Please see the footnotes to the line graphs below for definitions of, and further information about the BBUSC.
2	Please see the footnotes to the line graphs below for definitions of, and further information about the BBUSC-Baa.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
4	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
5	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
6	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Corporate Bond Strategy Portfolio from December 31, 2008 to December 31, 2018, compared to the Bloomberg Barclays U.S. Credit Index (BBUSC)2 and the Baa component of the Bloomberg Barclays U.S. Credit Index (BBUSC-Baa).3 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2018
Average Annual Total Returns for the Period Ended 12/31/2018
	1 Year	5 Years	10 Years
Fund	-2.82%	3.69%	6.98%
BBUSC	-2.11%	3.22%	5.52%
BBUSC-Baa	-2.92%	3.47%	7.08%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBUSC and BBUSC-Baa have been adjusted to reflect reinvestment of dividends on securities in an index.
2	The BBUSC is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. Issues are rated at least “Baa” by Moody's Investors Service or “BBB” by Standard & Poor's, if unrated by Moody's. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The BBUSC-Baa is a component of the BBUSC comprised of corporate bonds or securities represented by the following sectors: industrial, utility and finance, including both U.S. and non-U.S. corporations and non-corporate bonds or securities represented by the following sectors: sovereign, supranational, foreign agencies and foreign local governments. The index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2018, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Corporate Debt Securities	94.9%
Foreign Government Debt Securities	3.9%
Derivative Contracts[2,3]	0.0%
Cash Equivalents[4]	0.4%
Other Assets and Liabilities—Net[5]	0.8%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represents less than 0.1%.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2018
Principal Amount or Shares			Value
		CORPORATE BONDS—94.9%
		Basic Industry - Chemicals—0.7%
$90,000		Albemarle Corp., 4.150%, 12/1/2024	$91,271
90,000		Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/1/2044	90,385
85,000		Incitec Pivot Finance LLC, Company Guarantee, 144A, 6.000%, 12/10/2019	86,898
300,000		RPM International, Inc., Sr. Unsecd. Note, 5.250%, 6/1/2045	296,173
		TOTAL	564,727
		Basic Industry - Metals & Mining—2.0%
235,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 4/15/2040	226,706
40,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/1/2023	38,900
150,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.200%, 7/15/2021	150,230
250,000		Gold Fields Orogen Holding BVI Ltd., Sr. Unsecd. Note, 144A, 4.875%, 10/7/2020	247,825
280,000		Newcrest Finance Property Ltd., Sr. Unsecd. Note, 144A, 4.200%, 10/1/2022	281,026
225,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	227,518
250,000		Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	277,150
170,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.300%, 8/1/2032	161,433
105,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 4/15/2026	104,740
		TOTAL	1,715,528
		Basic Industry - Paper—1.1%
150,000		International Paper Co., Sr. Unsecd. Note, 3.000%, 2/15/2027	136,858
300,000		International Paper Co., Sr. Unsecd. Note, 4.400%, 8/15/2047	253,607
150,000		Weyerhaeuser Co., Sr. Unsecd. Note, 3.250%, 3/15/2023	147,561
140,000		Weyerhaeuser Co., Sr. Unsecd. Note, 4.700%, 3/15/2021	143,542
100,000		Weyerhaeuser Co., Sr. Unsecd. Note, 7.375%, 10/1/2019	102,772
100,000		Weyerhaeuser Co., Sr. Unsecd. Note, 7.375%, 3/15/2032	122,642
		TOTAL	906,982
		Capital Goods - Aerospace & Defense—2.9%
150,000		Arconic, Inc., Sr. Unsecd. Note, 5.400%, 4/15/2021	152,023
230,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, 144A, 3.850%, 12/15/2025	228,481
360,000		Embraer Netherlands BV, Sr. Unsecd. Note, 5.050%, 6/15/2025	365,403
100,000		Embraer SA, Sr. Unsecd. Note, 5.150%, 6/15/2022	103,126
170,000		Hexcel Corp., Sr. Unsecd. Note, 3.950%, 2/15/2027	166,645
240,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	224,143
360,000		Lockheed Martin Corp., Sr. Unsecd. Note, 3.550%, 1/15/2026	357,949
740,000		Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	693,210
136,000	[1]	Textron Financial Corp., Jr. Sub. Note, 144A, 4.351% (3-month USLIBOR +1.735%), 2/15/2042	98,260
50,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	51,156
		TOTAL	2,440,396
		Capital Goods - Building Materials—0.6%
125,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	118,080
220,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	204,921
170,000		Masco Corp., Sr. Unsecd. Note, 4.500%, 5/15/2047	145,924
4,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	4,179
		TOTAL	473,104
		Capital Goods - Construction Machinery—0.2%
180,000		CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	163,936
		Capital Goods - Diversified Manufacturing—3.0%
1,900,000		General Electric Co., Sr. Unsecd. Note, 3.375%, 3/11/2024	1,776,766
Annual Shareholder Report
5

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Capital Goods - Diversified Manufacturing—continued
$60,000	Roper Technologies, Inc., Sr. Unsecd. Note, 3.850%, 12/15/2025	$58,960
245,000	Roper Technologies, Inc., Sr. Unsecd. Note, 4.200%, 9/15/2028	243,188
275,000	Valmont Industries, Inc., 5.250%, 10/1/2054	246,960
240,000	Wabtec Corp., Sr. Unsecd. Note, 3.450%, 11/15/2026	216,193
	TOTAL	2,542,067
	Capital Goods - Packaging—1.0%
180,000	Packaging Corp. of America, Sr. Unsecd. Note, 3.650%, 9/15/2024	177,090
65,000	Packaging Corp. of America, Sr. Unsecd. Note, 3.900%, 6/15/2022	65,673
80,000	Packaging Corp. of America, Sr. Unsecd. Note, 4.500%, 11/1/2023	82,085
220,000	Sonoco Products Co., Sr. Unsecd. Note, 5.750%, 11/1/2040	247,732
150,000	WestRock Co., Sr. Unsecd. Note, 144A, 4.000%, 3/15/2028	142,797
120,000	WestRock Co., Sr. Unsecd. Note, 4.000%, 3/1/2023	120,051
40,000	WestRock Co., Sr. Unsecd. Note, 4.450%, 3/1/2019	40,067
	TOTAL	875,495
	Communications - Cable & Satellite—2.2%
440,000	CCO Safari II LLC, 6.484%, 10/23/2045	455,573
380,000	Charter Communications Operating LLC, 5.375%, 5/1/2047	345,956
300,000	Charter Communications, Inc., 4.200%, 3/15/2028	281,619
165,000	Cox Communications, Inc., Sr. Unsecd. Note, 144A, 3.350%, 9/15/2026	152,562
300,000	Time Warner Cable, Inc., Company Guarantee, 5.000%, 2/1/2020	304,252
300,000	Time Warner Cable, Inc., Company Guarantee, 5.500%, 9/1/2041	266,259
50,000	Time Warner Cable, Inc., Company Guarantee, 8.750%, 2/14/2019	50,281
	TOTAL	1,856,502
	Communications - Media & Entertainment—4.3%
100,000	21st Century Fox America, Inc., 6.750%, 1/9/2038	133,424
300,000	21st Century Fox America, Inc., Sr. Unsecd. Note, 3.700%, 9/15/2024	303,111
200,000	21st Century Fox America, Inc., Sr. Unsecd. Note, 3.700%, 10/15/2025	201,625
450,000	British Sky Broadcasting Group PLC, 144A, 3.750%, 9/16/2024	448,887
200,000	CBS Corp., 3.700%, 8/15/2024	194,582
200,000	CBS Corp., 4.900%, 8/15/2044	183,397
190,000	CBS Corp., Sr. Unsecd. Note, Series WI, 3.700%, 6/1/2028	176,733
400,000	Discovery Communications LLC, Sr. Unsecd. Note, 3.950%, 3/20/2028	371,817
370,000	Discovery Communications LLC, Sr. Unsecd. Note, 4.900%, 3/11/2026	373,441
250,000	Grupo Televisa S.A., 6.625%, 3/18/2025	275,042
250,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 5/13/2045	219,689
70,000	Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 4.000%, 3/15/2022	70,647
305,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	300,998
200,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.650%, 11/1/2024	193,949
280,000	WPP Finance 2010, Sr. Unsecd. Note, 5.125%, 9/7/2042	257,144
	TOTAL	3,704,486
	Communications - Telecom Wireless—2.5%
100,000	American Tower Corp., Sr. Unsecd. Note, 4.400%, 2/15/2026	100,121
200,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 2/15/2024	207,106
280,000	Bell Canada, Sr. Unsecd. Note, 4.464%, 4/1/2048	271,751
400,000	Crown Castle International Corp., Sr. Unsecd. Note, 4.450%, 2/15/2026	399,032
300,000	TELUS Corp., Sr. Unsecd. Note, 2.800%, 2/16/2027	277,029
330,000	Telefonaktiebolaget LM Ericsson, Sr. Unsecd. Note, 4.125%, 5/15/2022	324,830
230,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 5/30/2025	227,631
Annual Shareholder Report
6

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Communications - Telecom Wireless—continued
$330,000	Vodafone Group PLC, Sr. Unsecd. Note, 5.250%, 5/30/2048	$311,336
	TOTAL	2,118,836
	Communications - Telecom Wirelines—7.0%
750,000	AT&T, Inc., Sr. Unsecd. Note, 4.250%, 3/1/2027	735,850
1,290,000	AT&T, Inc., Sr. Unsecd. Note, 4.800%, 6/15/2044	1,161,287
400,000	AT&T, Inc., Sr. Unsecd. Note, 5.450%, 3/1/2047	392,557
245,000	AT&T, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2041	266,415
800,000	AT&T, Inc., Sr. Unsecd. Note, Series WI, 5.300%, 8/15/2058	745,257
225,000	Telefonica Emisiones SAU, Company Guarantee, 5.462%, 2/16/2021	233,287
180,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 3/8/2047	165,560
40,000	Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	45,742
750,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.125%, 3/16/2027	752,282
390,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.125%, 8/15/2046	345,912
300,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.150%, 3/15/2024	306,758
360,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.522%, 9/15/2048	339,070
534,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.672%, 3/15/2055	493,140
	TOTAL	5,983,117
	Consumer Cyclical - Automotive—2.5%
200,000	Ford Motor Co., Sr. Unsecd. Note, 4.750%, 1/15/2043	155,318
200,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.336%, 3/18/2021	194,157
300,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.815%, 11/2/2027	253,714
470,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 4.250%, 9/20/2022	450,922
200,000	General Motors Co., Sr. Unsecd. Note, 4.000%, 4/1/2025	187,209
455,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 4/1/2045	378,986
110,000	General Motors Co., Sr. Unsecd. Note, 6.750%, 4/1/2046	106,928
200,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/12/2021	200,535
200,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.250%, 11/13/2023	198,564
	TOTAL	2,126,333
	Consumer Cyclical - Retailers—3.9%
100,000	Advance Auto Parts, Inc., 4.500%, 12/1/2023	102,451
80,000	Advance Auto Parts, Inc., Company Guarantee, 4.500%, 1/15/2022	81,272
130,000	AutoNation, Inc., Sr. Unsecd. Note, 4.500%, 10/1/2025	125,879
55,000	AutoZone, Inc., Sr. Unsecd. Note, 3.125%, 4/21/2026	51,447
50,000	CVS Health Corp., Sr. Unsecd. Note, 3.875%, 7/20/2025	48,817
390,000	CVS Health Corp., Sr. Unsecd. Note, 4.300%, 3/25/2028	382,602
880,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	860,258
520,000	CVS Health Corp., Sr. Unsecd. Note, 5.125%, 7/20/2045	508,623
310,000	Dollar General Corp., Sr. Unsecd. Note, 4.150%, 11/1/2025	310,062
450,000	Dollar Tree, Inc., Sr. Unsecd. Note, 3.700%, 5/15/2023	440,485
335,000	O'Reilly Automotive, Inc., Company Guarantee, 4.875%, 1/14/2021	344,114
120,000	Under Armour, Inc., Sr. Unsecd. Note, 3.250%, 6/15/2026	100,137
	TOTAL	3,356,147
	Consumer Cyclical - Services—0.5%
450,000	IHS Markit Ltd., Sr. Unsecd. Note, 4.750%, 8/1/2028	439,889
	Consumer Non-Cyclical - Food/Beverage—5.3%
500,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 144A, 4.900%, 2/1/2046	465,291
125,000	Bacardi Ltd., Sr. Unsecd. Note, 144A, 2.750%, 7/15/2026	107,673
250,000	Constellation Brands, Inc., Sr. Unsecd. Note, 4.650%, 11/15/2028	249,613
290,000	Danone SA, Sr. Unsecd. Note, 144A, 2.947%, 11/2/2026	265,191
Annual Shareholder Report
7

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Food/Beverage—continued
$210,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	$200,877
365,000	General Mills, Inc., Sr. Unsecd. Note, 4.550%, 4/17/2038	340,075
80,000	General Mills, Inc., Sr. Unsecd. Note, 4.700%, 4/17/2048	73,593
200,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, 144A, 3.875%, 6/27/2024	197,082
300,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, 144A, 4.500%, 1/25/2022	305,972
150,000	Heineken NV, Sr. Unsecd. Note, 144A, 4.350%, 3/29/2047	143,403
250,000	Kerry Group Financial Services, Sr. Unsecd. Note, 144A, 3.200%, 4/9/2023	242,343
475,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.000%, 6/1/2026	424,644
330,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	273,213
220,000	Maple Escrow Subsidiary, Inc., Sr. Unsecd. Note, 144A, 4.417%, 5/25/2025	219,379
250,000	McCormick & Co., Inc., Sr. Unsecd. Note, 3.400%, 8/15/2027	236,738
140,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 2.650%, 10/3/2021	133,845
300,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2027	280,268
200,000	Tyson Foods, Inc., 3.950%, 8/15/2024	199,073
185,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.550%, 6/2/2027	172,695
	TOTAL	4,530,968
	Consumer Non-Cyclical - Health Care—1.5%
120,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.200%, 10/1/2022	118,648
50,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	50,523
55,000	Becton Dickinson & Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	53,196
300,000	Becton Dickinson & Co., Sr. Unsecd. Note, 4.669%, 6/6/2047	283,627
260,000	Becton Dickinson & Co., Sr. Unsecd. Note, 4.685%, 12/15/2044	244,552
40,000	Laboratory Corp. of America Holdings, Sr. Unsecd. Note, 3.750%, 8/23/2022	40,253
250,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 2.950%, 9/19/2026	231,225
250,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 4.100%, 8/15/2047	232,646
	TOTAL	1,254,670
	Consumer Non-Cyclical - Pharmaceuticals—4.2%
227,000	Abbott Laboratories, Sr. Unsecd. Note, 3.750%, 11/30/2026	224,684
400,000	Abbott Laboratories, Sr. Unsecd. Note, 4.900%, 11/30/2046	422,074
300,000	AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 6/12/2022	288,002
500,000	AstraZeneca PLC, Sr. Unsecd. Note, 4.000%, 1/17/2029	493,510
250,000	Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 3.875%, 12/15/2023	245,721
200,000	Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 4.250%, 12/15/2025	195,032
100,000	Celgene Corp., Sr. Unsecd. Note, 3.875%, 8/15/2025	96,448
500,000	Celgene Corp., Sr. Unsecd. Note, 3.900%, 2/20/2028	470,150
375,000	Celgene Corp., Sr. Unsecd. Note, 5.000%, 8/15/2045	348,420
190,000	Shire Acquisitions Investments Ireland DAC, Sr. Unsecd. Note, 2.400%, 9/23/2021	183,839
600,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 3.150%, 10/1/2026	458,915
300,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 4.100%, 10/1/2046	199,217
	TOTAL	3,626,012
	Consumer Non-Cyclical - Products—0.4%
400,000	Hasbro, Inc., Sr. Unsecd. Note, 5.100%, 5/15/2044	363,493
	Consumer Non-Cyclical - Supermarkets—0.4%
300,000	Kroger Co., Bond, 6.900%, 4/15/2038	354,263
	Consumer Non-Cyclical - Tobacco—0.9%
200,000	Bat Capital Corp., Sr. Unsecd. Note, Series WI, 4.540%, 8/15/2047	159,986
300,000	Reynolds American, Inc., Sr. Unsecd. Note, 5.850%, 8/15/2045	279,932
300,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	323,584
	TOTAL	763,502
Annual Shareholder Report
8

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Energy - Independent—3.4%
$400,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 3.450%, 7/15/2024	$379,859
180,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.550%, 3/15/2026	188,878
500,000	Apache Corp., Sr. Unsecd. Note, 4.375%, 10/15/2028	468,250
590,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.800%, 4/15/2024	582,461
390,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	362,729
400,000	EOG Resources, Inc., Sr. Unsecd. Note, 4.150%, 1/15/2026	411,343
500,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 6/1/2025	469,916
	TOTAL	2,863,436
	Energy - Integrated—1.4%
250,000	Husky Energy, Inc., 4.000%, 4/15/2024	247,684
245,000	Husky Energy, Inc., Sr. Unsecd. Note, 3.950%, 4/15/2022	246,439
100,000	Petro-Canada, Bond, 5.350%, 7/15/2033	109,423
550,000	Petroleos Mexicanos, 6.500%, 6/2/2041	456,775
130,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.500%, 3/13/2027	122,525
	TOTAL	1,182,846
	Energy - Midstream—6.7%
80,000	Andeavor Logistics LP, Sr. Unsecd. Note, 4.250%, 12/1/2027	75,701
100,000	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 4.500%, 6/1/2025	100,897
100,000	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 5.800%, 6/1/2045	107,731
600,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	607,920
250,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 5.300%, 4/15/2047	221,362
250,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 6.125%, 12/15/2045	245,568
200,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.250%, 2/15/2048	178,227
500,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.850%, 3/15/2044	487,166
40,000	Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, 144A, 5.450%, 7/15/2020	41,189
400,000	Kinder Morgan Energy Partners LP, 4.250%, 9/1/2024	398,852
495,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	527,438
300,000	Kinder Morgan, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2028	295,076
300,000	Kinder Morgan, Inc., Sr. Unsecd. Note, 5.200%, 3/1/2048	288,181
395,000	MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	376,927
200,000	MPLX LP, Sr. Unsecd. Note, 4.900%, 4/15/2058	167,944
500,000	ONEOK, Inc., Sr. Unsecd. Note, 4.950%, 7/13/2047	464,198
290,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	277,474
200,000	Texas Eastern Transmission LP, Sr. Unsecd. Note, 144A, 2.800%, 10/15/2022	192,489
290,000	Williams Partners LP, Sr. Unsecd. Note, 3.900%, 1/15/2025	282,245
400,000	Williams Partners LP, Sr. Unsecd. Note, 4.850%, 3/1/2048	365,540
	TOTAL	5,702,125
	Energy - Oil Field Services—0.2%
150,000	Weatherford International Ltd., 7.000%, 3/15/2038	78,000
165,000	Weatherford International Ltd., Sr. Unsecd. Note, 5.950%, 4/15/2042	84,769
	TOTAL	162,769
	Energy - Refining—1.1%
200,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 3.625%, 9/15/2024	194,842
150,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 6.500%, 3/1/2041	162,473
190,000	Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	185,669
400,000	Valero Energy Corp., Sr. Unsecd. Note, 4.900%, 3/15/2045	377,793
	TOTAL	920,777
	Financial Institution - Banking—10.6%
210,000	Associated Banc-Corp., Sub. Note, 4.250%, 1/15/2025	211,453
Annual Shareholder Report
9

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Financial Institution - Banking—continued
$200,000	Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	$194,031
800,000	Bank of America Corp., Sub. Note, Series MTN, 4.000%, 1/22/2025	780,262
180,000	Citigroup, Inc., 4.125%, 7/25/2028	169,219
250,000	Citigroup, Inc., 5.500%, 9/13/2025	262,829
400,000	Citigroup, Inc., Sr. Unsecd. Note, 2.750%, 4/25/2022	388,125
250,000	Citigroup, Inc., Sr. Unsecd. Note, 2.876%, 7/24/2023	242,060
480,000	Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	452,444
500,000	Citigroup, Inc., Sr. Unsecd. Note, 3.668%, 7/24/2028	473,118
350,000	Citigroup, Inc., Sr. Unsecd. Note, 3.700%, 1/12/2026	337,187
400,000	Citigroup, Inc., Sr. Unsecd. Note, 3.887%, 1/10/2028	385,157
750,000	Citigroup, Inc., Sub. Note, 3.875%, 3/26/2025	726,346
250,000	Citizens Financial Group, Inc., Sub. Note, 144A, 4.150%, 9/28/2022	251,480
180,000	Citizens Financial Group, Inc., Sub. Note, 4.300%, 12/3/2025	177,907
150,000	Citizens Financial Group, Inc., Sub. Note, 4.350%, 8/1/2025	147,502
200,000	Comerica, Inc., 3.800%, 7/22/2026	194,746
250,000	Compass Bank, Birmingham, Sr. Unsecd. Note, Series BKNT, 2.750%, 9/29/2019	248,735
200,000	Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	192,070
155,000	Fifth Third Bancorp, Sr. Unsecd. Note, 2.875%, 7/27/2020	154,127
200,000	Fifth Third Bancorp, Sr. Unsecd. Note, 3.950%, 3/14/2028	198,902
400,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.905%, 7/24/2023	381,273
300,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.500%, 11/16/2026	277,522
200,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.691%, 6/5/2028	186,176
200,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.814%, 4/23/2029	187,053
400,000	Goldman Sachs Group, Inc., Sub. Note, 4.250%, 10/21/2025	383,558
40,000	Huntington Bancshares, Inc., Sub. Note, 7.000%, 12/15/2020	42,721
450,000	Morgan Stanley, Sub. Note, 5.000%, 11/24/2025	459,724
175,000	Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	175,417
410,000	Regions Financial Corp., Sr. Unsecd. Note, 3.200%, 2/8/2021	407,597
200,000	SunTrust Bank, Inc., Sub. Note, 3.300%, 5/15/2026	189,806
150,000	SunTrust Bank, Inc., Sr. Unsecd. Note, 2.900%, 3/3/2021	148,782
	TOTAL	9,027,329
	Financial Institution - Broker/Asset Mgr/Exchange—0.8%
190,000	Cantor Fitzgerald LP, Bond, Series 144A 7.875%, 10/15/2019	195,633
300,000	Stifel Financial Corp., 4.250%, 7/18/2024	303,733
200,000	TIAA Asset Management Finance Co. LLC, Sr. Unsecd. Note, 144A, 4.125%, 11/1/2024	203,966
	TOTAL	703,332
	Financial Institution - Finance Companies—1.4%
500,000	Discover Bank, Sr. Unsecd. Note, Series BKNT, 4.650%, 9/13/2028	488,316
300,000	Discover Bank, Sub. Note, Series BKNT, 8.700%, 11/18/2019	312,960
400,000	GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	337,470
70,000	Macquarie Group Ltd., Sr. Unsecd. Note, 144A, 6.000%, 1/14/2020	71,867
	TOTAL	1,210,613
	Financial Institution - Insurance - Health—1.2%
500,000	Halfmoon Parent, Inc., Sec. Fac. Bond, 144A, 4.125%, 11/15/2025	500,269
500,000	Halfmoon Parent, Inc., Sr. Unsecd. Note, 144A, 3.750%, 7/15/2023	498,819
	TOTAL	999,088
	Financial Institution - Insurance - Life—1.7%
75,000	AXA-UAP, Sub. Note, 8.600%, 12/15/2030	92,969
300,000	American International Group, Inc., 4.500%, 7/16/2044	268,841
Annual Shareholder Report
10

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Financial Institution - Insurance - Life—continued
$255,000	American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	$256,319
100,000	American International Group, Inc., Sr. Unsecd. Note, 4.375%, 1/15/2055	83,479
110,000	Lincoln National Corp., Sr. Note, 7.000%, 6/15/2040	138,888
200,000	Lincoln National Corp., Sr. Unsecd. Note, 6.250%, 2/15/2020	206,461
100,000	MetLife, Inc., Jr. Sub. Note, 10.750%, 8/1/2039	146,250
50,000	Penn Mutual Life Insurance Co., Sr. Note, 144A, 7.625%, 6/15/2040	65,941
250,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 3.100%, 11/15/2026	233,982
	TOTAL	1,493,130
	Financial Institution - Insurance - P&C—1.4%
500,000	CNA Financial Corp., Sr. Unsecd. Note, 5.875%, 8/15/2020	518,808
120,000	Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 5.125%, 4/15/2022	125,882
120,000	Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 6.625%, 4/15/2042	147,679
310,000	Liberty Mutual Group, Inc., 144A, 4.950%, 5/1/2022	319,847
60,000	Liberty Mutual Group, Inc., Company Guarantee, 144A, 5.000%, 6/1/2021	61,652
55,000	Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.250%, 6/15/2023	55,505
	TOTAL	1,229,373
	Financial Institution - REIT - Apartment—1.1%
160,000	Mid-America Apartment Communities LP, 4.000%, 11/15/2025	159,714
150,000	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.750%, 6/15/2024	148,756
100,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	98,931
70,000	UDR, Inc., Company Guarantee, Series 0001, 4.625%, 1/10/2022	71,936
250,000	UDR, Inc., Series MTN, 3.750%, 7/1/2024	248,648
200,000	UDR, Inc., Sr. Unsecd. Note, Series GMTN, 3.500%, 1/15/2028	189,891
	TOTAL	917,876
	Financial Institution - REIT - Healthcare—1.0%
400,000	Healthcare Trust of America, 3.700%, 4/15/2023	394,212
300,000	Physicians Realty Trust, Sr. Unsecd. Note, 3.950%, 1/15/2028	284,026
200,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	194,647
	TOTAL	872,885
	Financial Institution - REIT - Office—0.4%
100,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.900%, 6/15/2023	100,696
90,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2027	87,524
100,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	96,824
60,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2022	61,807
	TOTAL	346,851
	Financial Institution - REIT - Other—0.4%
300,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	304,783
	Financial Institution - REIT - Retail—1.0%
140,000	Kimco Realty Corp., Sr. Unsecd. Note, 2.800%, 10/1/2026	126,205
80,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.400%, 11/1/2022	78,810
290,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.800%, 4/1/2027	279,525
170,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	168,267
200,000	Tanger Properties LP, Sr. Unsecd. Note, 3.125%, 9/1/2026	178,718
45,000	Tanger Properties LP, Sr. Unsecd. Note, 3.875%, 12/1/2023	44,375
	TOTAL	875,900
	Technology—3.9%
60,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 4.420%, 6/15/2021	59,973
840,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 6.020%, 6/15/2026	845,401
190,000	Equifax, Inc., Sr. Unsecd. Note, 2.300%, 6/1/2021	184,373
Annual Shareholder Report
11

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Technology—continued
$100,000	Equifax, Inc., Sr. Unsecd. Note, Series FXD, 3.600%, 8/15/2021	$99,909
285,000	Fiserv, Inc., Sr. Unsecd. Note, 3.800%, 10/1/2023	287,061
310,000	Hewlett Packard Enterprise Co., Sr. Unsecd. Note, 3.600%, 10/15/2020	310,874
100,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.000%, 8/10/2022	97,821
70,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.450%, 12/15/2024	66,181
450,000	Keysight Technologies, Inc., 4.550%, 10/30/2024	459,546
350,000	Molex Electronics Technologies LLC, Unsecd. Note, 144A, 3.900%, 4/15/2025	348,838
160,000	Total System Services, Inc., Sr. Unsecd. Note, 4.450%, 6/1/2028	157,407
80,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	80,778
220,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	223,038
75,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2019	75,027
	TOTAL	3,296,227
	Transportation - Railroads—1.0%
200,000	Canadian Pacific Railway Co., Sr. Unsecd. Note, 4.450%, 3/15/2023	208,279
100,000	Canadian Pacific Railway Co., 7.125%, 10/15/2031	125,657
305,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2023	298,641
200,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 4.700%, 5/1/2048	193,945
	TOTAL	826,522
	Transportation - Services—1.1%
330,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2042	362,406
400,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.950%, 3/10/2025	392,548
200,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.400%, 3/1/2023	197,545
	TOTAL	952,499
	Utility - Electric—6.2%
130,000	AEP Texas, Inc., Sr. Unsecd. Note, 3.850%, 10/1/2025	129,922
80,000	Ameren Corp., Sr. Unsecd. Note, 3.650%, 2/15/2026	78,724
95,000	American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.950%, 12/15/2022	93,234
200,000	Appalachian Power Co., Sr. Unsecd. Note, 7.000%, 4/1/2038	252,501
240,000	Duke Energy Corp., Sr. Unsecd. Note, 2.650%, 9/1/2026	218,985
300,000	EDP Finance BV, Sr. Unsecd. Note, 144A, 3.625%, 7/15/2024	281,445
300,000	Electricite de France SA, Jr. Sub. Note, 144A, 5.625%, 7/22/2067	277,125
390,000	Emera US Finance LP, Sr. Unsecd. Note, 4.750%, 6/15/2046	376,893
290,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.625%, 9/14/2025	278,767
200,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.875%, 6/14/2029	191,291
100,000	Exelon Corp., Sr. Unsecd. Note, 3.950%, 6/15/2025	99,036
390,000	Fortis, Inc./Canada, Sr. Unsecd. Note, 3.055%, 10/4/2026	356,819
240,000	Kansas City Power And Light Co., Sr. Unsecd. Note, 3.650%, 8/15/2025	239,032
600,000	Mississippi Power Co., Sr. Unsecd. Note, 3.950%, 3/30/2028	593,606
290,000	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.250%, 4/20/2046	288,003
200,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.550%, 5/1/2027	191,295
300,000	NiSource Finance Corp., Sr. Unsecd. Note, 3.950%, 3/30/2048	268,258
100,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	93,525
250,000	Northeast Utilities, Sr. Unsecd. Note, Series H, 3.150%, 1/15/2025	241,974
200,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.950%, 3/15/2024	201,246
200,000	PPL WEM Holdings PLC, Sr. Unsecd. Note, 144A, 5.375%, 5/1/2021	206,608
30,000	Progress Energy, Inc., 7.050%, 3/15/2019	30,228
80,000	TECO Finance, Inc., Company Guarantee, 5.150%, 3/15/2020	81,826
250,000	UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	256,101
	TOTAL	5,326,444
Annual Shareholder Report
12

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Utility - Natural Gas—1.8%
$300,000	Enbridge Energy Partners LP, 5.875%, 10/15/2025	$325,612
80,000	Enbridge Energy Partners LP, Sr. Unsecd. Note, 5.500%, 9/15/2040	83,179
200,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.750%, 3/1/2023	195,316
130,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.950%, 9/15/2027	121,686
90,000	National Fuel Gas Co., Sr. Unsecd. Note, 4.900%, 12/1/2021	91,703
300,000	Sempra Energy, Sr. Unsecd. Note, 3.400%, 2/1/2028	274,798
200,000	Sempra Energy, Sr. Unsecd. Note, 3.550%, 6/15/2024	196,284
250,000	Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	239,150
	TOTAL	1,527,728
	TOTAL CORPORATE BONDS (IDENTIFIED COST $83,524,769)	80,902,986
	FOREIGN GOVERNMENTS/AGENCIES—3.9%
	Sovereign—3.9%
450,000	Colombia, Government of, Sr. Unsecd. Note, 3.875%, 4/25/2027	429,750
400,000	Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021	406,000
855,000	Colombia, Government of, Sr. Unsecd. Note, 4.500%, 3/15/2029	845,167
700,000	Mexico, Government of, 3.750%, 1/11/2028	655,207
200,000	Mexico, Government of, Series MTN, 4.750%, 3/8/2044	181,800
206,000	Mexico, Government of, Series MTNA, 6.750%, 9/27/2034	234,661
300,000	Mexico, Government of, Sr. Unsecd. Note, 3.600%, 1/30/2025	286,200
190,000	Peru, Government of, 6.550%, 3/14/2037	239,875
	TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $3,297,529)	3,278,660
	REPURCHASE AGREEMENT—0.4%
	Finance - Banking—0.4%
375,000	Interest in $550,000,000 joint repurchase agreement 3.00%, dated 12/31/2018 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $550,091,667 on 1/2/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 11/20/2068 and the market value of those underlying securities was $564,641,271. (AT COST $375,000)	375,000
	TOTAL INVESTMENT IN SECURITIES—99.2% (IDENTIFIED COST $87,197,298)[2]	84,556,646
	OTHER ASSETS AND LIABILITIES - NET—0.8%[3]	686,063
	TOTAL NET ASSETS—100%	$85,242,709
At December 31, 2018, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
4U.S. Treasury Notes 2-Year Long Futures	25	$5,307,813	March 2019	$36,661
4U.S. Treasury Notes 10-Year Short Futures	50	$6,100,781	March 2019	$(152,174)
4U.S. Treasury Ultra Bond Short Futures	8	$1,285,250	March 2019	$(67,993)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(183,506)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Floating/variable note with current rate and current maturity or next reset date shown.
2	Also represents cost for federal tax purposes.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Annual Shareholder Report
13

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$80,902,986	$—	$80,902,986
Foreign Government/Agencies	—	3,278,660	—	3,278,660
Repurchase Agreements	—	375,000	—	375,000
TOTAL SECURITIES	$—	$84,556,646	$—	$84,556,646
Other Financial Instruments[1]:
Assets	$36,661	$—	$—	$36,661
Liabilities	(220,167)	—	—	(220,167)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(183,506)	$—	$—	$(183,506)
1	Other financial instruments are futures contracts.
The following acronyms are used throughout this portfolio:
BKNT	—Bank Notes
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.10	$10.71	$10.29	$11.05	$10.70
Income From Investment Operations:
Net investment income	0.46	0.45	0.46	0.47	0.49
Net realized and unrealized gain (loss)	(0.77)	0.39	0.42	(0.76)	0.37
TOTAL FROM INVESTMENT OPERATIONS	(0.31)	0.84	0.88	(0.29)	0.86
Less Distributions:
Distributions from net investment income	(0.46)	(0.45)	(0.46)	(0.47)	(0.49)
Distributions from net realized gain	(0.07)	—	—	—	(0.02)
TOTAL DISTRIBUTIONS	(0.53)	(0.45)	(0.46)	(0.47)	(0.51)
Net Asset Value, End of Period	$10.26	$11.10	$10.71	$10.29	$11.05
Total Return[1]	(2.82)%	8.01%	8.61%	(2.71)%	8.08%
Ratios to Average Net Assets:
Net expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	4.30%	4.14%	4.28%	4.39%	4.39%
Expense waiver/reimbursement[3]	0.32%	0.29%	0.33%	0.34%	0.37%
Supplemental Data:
Net assets, end of period (000 omitted)	$85,243	$85,052	$78,255	$72,610	$67,937
Portfolio turnover	16%	22%	25%	26%	11%
1	Based on net asset value.
2	Federated Investment Management Company (the “Adviser”) has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Statement of Assets and Liabilities
December 31, 2018
Assets:
Investment in securities, at value (identified cost $87,197,298)		$84,556,646
Restricted cash (Note 2)		76,657
Income receivable		1,014,717
Receivable for shares sold		49,269
TOTAL ASSETS		85,697,289
Liabilities:
Payable for shares redeemed	$60,655
Bank overdraft	1,433
Payable for daily variation margin on futures contracts	19,227
Income distribution payable	310,060
Payable for investment adviser fee (Note 5)	1,523
Payable for administrative fees (Note 5)	186
Payable for auditing fees	31,000
Payable for portfolio accounting fees	17,372
Accrued expenses (Note 5)	13,124
TOTAL LIABILITIES		454,580
Net assets for 8,311,340 shares outstanding		$85,242,709
Net Assets Consist of:
Paid-in capital		$88,169,687
Total distributable earnings (loss)		(2,926,978)
TOTAL NET ASSETS		$85,242,709
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$85,242,709 ÷ 8,311,340 shares outstanding, no par value, unlimited shares authorized		$10.26
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
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Statement of Operations
Year Ended December 31, 2018
Investment Income:
Interest		$3,676,245
Expenses:
Administrative fee (Note 5)	$72,494
Custodian fees	14,308
Transfer agent fee	9,233
Directors'/Trustees' fees (Note 5)	2,065
Auditing fees	31,000
Legal fees	10,387
Portfolio accounting fees	66,128
Share registration costs	29,171
Printing and postage	16,624
Commitment fee (Note 7)	16,218
Miscellaneous (Note 5)	8,178
TOTAL EXPENSES	275,806
Reimbursement:
Reimbursement of other operating expenses (Note 5)	$(275,806)
Net expenses		—
Net investment income		3,676,245
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments		30,867
Net realized gain on futures contracts		294,493
Net change in unrealized appreciation of investments		(6,266,367)
Net change in unrealized appreciation of futures contracts		(237,812)
Net realized and unrealized loss on investments and futures contracts		(6,178,819)
Change in net assets resulting from operations		$(2,502,574)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Changes in Net Assets
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,676,245	$3,467,163
Net realized gain	325,360	745,916
Net change in unrealized appreciation/depreciation	(6,504,179)	2,172,828
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,502,574)	6,385,907
Distributions to Shareholders (Note 2)	(4,268,491)	(3,469,545)
Share Transactions:
Proceeds from sale of shares	22,519,274	16,626,012
Net asset value of shares issued to shareholders in payment of distributions declared	117,235	48,429
Cost of shares redeemed	(15,674,963)	(12,793,855)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,961,546	3,880,586
Change in net assets	190,481	6,796,948
Net Assets:
Beginning of period	85,052,228	78,255,280
End of period	$85,242,709	$85,052,228
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Notes to Financial Statements
December 31, 2018
1. ORGANIZATION
Federated Managed Pool Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Corporate Bond Strategy Portfolio (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
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■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. The detail of the total fund expense reimbursement of $275,806 is disclosed in Note 5.
All distributions as indicated on the Statement of Changes in Net Assets for the year ended December 31, 2017 were from net investment income. Undistributed net investment income at December 31, 2017 was $7,043.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
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20

The average notional value of long and short futures contracts held by the Fund throughout the period was $4,743,678 and $8,676,952, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin on futures contracts	$183,506*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$294,493

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(237,812)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2018	2017
Shares sold	2,124,954	1,519,886
Shares issued to shareholders in payment of distributions declared	11,171	4,407
Shares redeemed	(1,488,997)	(1,166,331)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	647,128	357,962
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
Year Ended December 31	2018	2017
Ordinary income	$3,782,900	$3,469,545
Long-term capital gains	$485,591	$—
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21

As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$8,174
Unrealized depreciation	$(2,640,654)
Capital loss deferrals	$(294,498)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for mark-to-market on futures contracts.
At December 31, 2018, the cost of investments for federal tax purposes was $87,197,298. The net unrealized depreciation of investments for federal tax purposes was $2,640,652. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $679,221 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,319,873. The amounts presented are inclusive of derivative contracts.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee because all eligible investors are: (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap-fee programs; or (2) in certain other separately managed accounts and discretionary investment accounts; or (3) to the extent permitted under applicable law, other Federated funds. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired fund fees and expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. For the year ended December 31, 2018, the Adviser reimbursed $275,806 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2018, the annualized fee paid to FAS was 0.085% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund. For the year ended December 31, 2018, the Fund's Adviser reimbursed the Fund for any fee paid to FAS.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018, were as follows:
Purchases	$20,866,231
Sales	$13,592,588
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7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2018, the amount of long-term capital gains designated by the Fund was $485,591.
For the fiscal year ended December 31, 2018, 81.87% of dividends paid by the Fund are interest-related dividends, as provided by the American Jobs Creation Act of 2004.
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23

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED CORPORATE BOND STRATEGY PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Corporate Bond Strategy Portfolio (the “Fund”) (one of the funds constituting the Federated Managed Pool Series (the “Trust”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated Corporate Bond Strategy Portfolio (one of the funds constituting the Federated Managed Pool Series) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2019
Annual Shareholder Report
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Actual	$1,000	$1,005.10	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.20	$0.00
1	Expenses are equal to the Fund's annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund.

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In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: October 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: February 2015	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report
29

Evaluation and Approval of Advisory Contract–May 2018
Federated Corporate Bond Strategy Portfolio (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Fund is distinctive in that it is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs, or certain other discretionary investment accounts, and may also be offered to other Federated funds.
Federated Investment Management Company (the “Adviser”) does not charge an investment advisory fee for its services, however, it or its affiliates may receive compensation for managing assets invested in the Fund.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by the Adviser or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
As previously noted, the Adviser does not charge an investment advisory fee to this Fund for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated and research services received by the Adviser from brokers that execute Federated fund trades. The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without
Annual Shareholder Report
30

management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
The Board was informed by the Adviser that, for the periods covered by the CCO Fee Evaluation Report, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Annual Shareholder Report
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The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record Report (Form N-PX) link associated with the Fund at www.FederatedInvestors.com/product-landing/managed-account-pools.do. Select a product name, then click “Documents” and click on “Proxy Voting Record Report.” Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information at www.FederatedInvestors.com/product-landing/managed-account-pools.do. Select a product name, then click “Documents” and select “Form N-Q.”
Annual Shareholder Report
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Corporate Bond Strategy Portfolio

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P100
36217 (2/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
December 31, 2018
Ticker FHYSX

Federated High-Yield Strategy Portfolio

A Portfolio of Federated Managed Pool Series
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of the Federated High-Yield Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2018, was -2.19%. The total return of the Fund's shares consisted of 5.94% current income and -8.13% of depreciation in the net asset value of the Fund's shares. The total return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI),1 a broad-based securities market index, was -2.08% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBHY2%ICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBHY2%ICI were: (1) the allocation among industry sectors; and (2) the selection of individual securities.
MARKET OVERVIEW
The total return for the high-yield2 market for the reporting period was disappointing on both an absolute and relative basis. For example, the BBHY2%ICI, which returned -2.08% for the period, substantially underperformed the Bloomberg Barclays U.S. Aggregate Bond Index,3 a measure of high-quality bond4 performance, which returned 0.01% for the period. For most of the period, the high-yield market performed well compared to most fixed-income assets benefiting from a strong economy and strong corporate earnings with credit spreads touching cycle lows in early October. However, the 4th quarter proved difficult for the high-yield market as a number of factors took the market lower. These factors included the ongoing trade dispute with China, concerns about Federal Reserve policy, slowing economies in China and Europe, continuing political rancor between President Trump and Democrats and a steep drop in oil prices. These factors, along with rich valuations, led equity markets to approach bear market territory which also negatively impacted the high-yield market. In the fourth quarter decline, the high-yield market seemed to ignore continuing strong earnings from corporations, very low levels of unemployment in the US, good high-yield issuers' credit profiles and low default rates. The impact of these factors can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse High Yield Bond Index,5 began the reporting period at 394 basis points, reached a yearly low of 353 basis points on October 3rd before rising substantially to close the year at 575 basis points.
Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI during the reporting period included: Pharmaceuticals, Electric Utilities, Media & Entertainment, Cable & Satellite and Healthcare. Major industry sectors that substantially underperformed the overall BBHY2%ICI during the reporting period included: Oil Field Services, Independent Energy, Automotive, Home Construction and Banking. From a credit quality perspective, the “CCC”-rated sector was the worst performer with a -3.84% total return followed by the “BB”-rated sector with a -2.42% total return. The “B”-rated sector was the strongest-performing quality sector although it was also in negative territory with a -1.31% total return during the reporting period.
Sector Allocation
The Fund was positively affected by its sector allocation during the reporting period. The Fund benefited from its underweight position to the poor performing Oil Field Services, Independent Energy, Banking and Home Construction industry sectors. The Fund held an overweight position to the strong-performing Pharmaceutical, Healthcare and Media & Entertainment sectors. However, much of the benefit from this sector positioning was offset by its specific holdings in these sectors which underperformed the overall segment.
Security Selection
The Fund was negatively affected by its security selection during the period. This was especially true in the Healthcare, Food & Beverage, Media & Entertainment and Technology industry sectors. Specific high-yield issuers held by the Fund that negatively impacted performance relative to the BBHY2%ICI included: Anna Merger Sub., Sesi LLC, Rackspace Hosting, Ultra Resources and Adient.
The Fund was positively impacted by security selection in the Retail industry sector during the reporting period. Specific high-yield issuers held by the Fund that positively impacted performance relative to the BBHY2%ICI included: Radio One, Platform Specialty Products, Seminole Hard Rock Entertainment, Cequel Communications and Bausch Health Cos.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BBHY2%ICI.
2	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.*
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
1

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated High-Yield Strategy Portfolio from December 31, 2008 to December 31, 2018, compared to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2018
Average Annual Total Returns for the Period Ended 12/31/2018
	1 Year	5 Years	10 Years
Fund	(2.19)%	4.38%	11.09%
BBHY2%ICI	(2.08)%	3.84%	11.14%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBHY2%ICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
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Portfolio of Investments Summary Table (unaudited)
At December 31, 2018, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets[2]
Health Care	11.1%
Cable Satellite	8.8%
Technology	8.1%
Packaging	6.1%
Independent Energy	5.5%
Midstream	5.5%
Media Entertainment	5.4%
Pharmaceuticals	4.2%
Gaming	4.1%
Wireless Communications	4.1%
Insurance—P&C	2.8%
Chemicals	2.6%
Food & Beverage	2.6%
Finance Companies	2.5%
Utility—Electric	2.5%
Other[3]	19.9%
Cash Equivalents[4]	3.1%
Other Assets and Liabilities—Net[5]	1.1%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI). Individual portfolio securities that are not included in the BBHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	As of the date specified above, the Fund owned shares of an affiliated investment company. For purposes of this table, the affiliated investment company is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, index classifications which constitute less than 2.5% of the Fund's total net assets have been aggregated under the designation “Other.”
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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3

Portfolio of Investments
December 31, 2018
Shares or Principal Amount			Value
		INVESTMENT COMPANY—99.5%
7,163,621	[1]	High Yield Bond Portfolio (IDENTIFIED COST $45,987,178)	$42,122,092
		REPURCHASE AGREEMENT—0.6%
$248,000		Interest in $550,000,000 joint repurchase agreement 3.00%, dated 12/31/2018 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $550,091,667 on 1/2/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 11/20/2068 and the market value of those underlying securities was $564,641,271. (IDENTIFIED COST $248,000)	248,000
		TOTAL INVESTMENT IN SECURITIES—100.1% (IDENTIFIED COST $46,235,178)[2]	42,370,092
		OTHER ASSETS AND LIABILITIES - NET—(0.1)%[3]	(50,902)
		TOTAL NET ASSETS—100%	$42,319,190
1	Due to this affiliated holding representing greater than 75% of the Fund's total net assets, a copy of the affiliated holding's most recent Annual Report is included with this Report.
Affiliated fund holdings are investment companies which are managed by Federated Investment Management Company (the “Adviser”) or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended December 31, 2018, were as follows:
High Yield Bond Portfolio
Balance of Shares Held 12/31/2017	6,541,012
Purchases/Additions	1,855,248
Sales/Reductions	(1,232,639)
Balance of Shares Held 12/31/2018	7,163,621
Value	$42,122,092
Change in Unrealized Appreciation/Depreciation	$(2,911,302)
Net Realized Gain/(Loss)	$(466,568)
Dividend Income	$2,463,934
The Fund invests in High Yield Bond Portfolio (HYCORE), a portfolio of Federated Core Trust (“Core Trust”) which is managed by the Adviser. Core Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other institutional investors. The investment objective of HYCORE is to seek high current income. Federated receives no advisory or administrative fees from HYCORE. Income distributions from HYCORE are declared daily and paid monthly. All income distributions are recorded by the Fund as dividend income. Capital gain distributions of HYCORE, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. At December 31, 2018, HYCORE represents 99.5% of the Fund's net assets. Therefore, the performance of the Fund is directly affected by the performance of HYCORE. To illustrate the security holdings, financial condition, results of operations and changes in net assets of HYCORE, its financial statements are included within this report. The financial statements of HYCORE should be read in conjunction with the Fund's financial statements. The valuation of securities held by HYCORE is discussed in the notes to its financial statements.
2	The cost of investments for federal tax purposes amounts to $46,705,330.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Annual Shareholder Report
4

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2018, all investments of the Fund excluding the Investment Company utilized Level 2 inputs in valuing the Fund's assets carried at fair value. As permitted by U.S. generally accepted accounting principles (GAAP), the Investment Company valued at $42,122,092 is measured at fair value using the net asset value (NAV) per share practical expedient. The price of shares redeemed in this Investment Company is the next determined NAV after receipt of a shareholder redemption request.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
5

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.29	$13.15	$12.13	$13.35	$13.92
Income From Investment Operations:
Net investment income	0.81	0.80	0.83	0.86	0.93
Net realized and unrealized gain (loss)	(1.08)	0.16	1.04	(1.06)	(0.44)
TOTAL FROM INVESTMENT OPERATIONS	(0.27)	0.96	1.87	(0.20)	0.49
Less Distributions:
Distributions from net investment income	(0.81)	(0.80)	(0.83)	(0.87)	(0.92)
Distributions from net realized gain	—	(0.02)	(0.02)	(0.15)	(0.14)
TOTAL DISTRIBUTIONS	(0.81)	(0.82)	(0.85)	(1.02)	(1.06)
Net Asset Value, End of Period	$12.21	$13.29	$13.15	$12.13	$13.35
Total Return[1]	(2.19)%	7.50%	15.85%	(1.76)%	3.52%
Ratios to Average Net Assets:
Net expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	6.26%	6.02%	6.52%	6.57%	6.76%
Expense waiver/reimbursement[3]	0.45%	0.41%	0.46%	0.49%	0.61%
Supplemental Data:
Net assets, end of period (000 omitted)	$42,319	$41,769	$38,324	$35,258	$29,735
Portfolio turnover	20%	15%	20%	25%	24%
1	Based on net asset value.
2	The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
6

Statement of Assets and Liabilities
December 31, 2018
Assets:
Investment in securities, at value including $42,122,092 of investment in an affiliated holding (identified cost $46,235,178)		$42,370,092
Cash		114
Income receivable		21
Income receivable from an affiliated holding		228,996
Receivable for investments sold		250,000
Receivable for shares sold		272
TOTAL ASSETS		42,849,495
Liabilities:
Payable for investments purchased	$229,549
Payable for shares redeemed	29,214
Income distribution payable	222,792
Payable for investment adviser fee (Note 5)	549
Payable for auditing fees	28,300
Accrued expenses (Note 5)	19,901
TOTAL LIABILITIES		530,305
Net assets for 3,464,700 shares outstanding		$42,319,190
Net Assets Consist of:
Paid-in capital		$46,895,586
Total distributable earnings (loss)		(4,576,396)
TOTAL NET ASSETS		$42,319,190
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$42,319,190 ÷ 3,464,700 shares outstanding, no par value, unlimited shares authorized		$12.21
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
7

Statement of Operations
Year Ended December 31, 2018
Investment Income:
Dividends received from an affiliated holding*		$2,463,934
Interest		5,010
TOTAL INCOME		2,468,944
Expenses:
Administrative fee (Note 5)	$31,609
Custodian fees	4,539
Transfer agent fee	5,452
Directors'/Trustees' fees (Note 5)	1,712
Auditing fees	28,300
Legal fees	10,327
Portfolio accounting fees	47,871
Share registration costs	24,419
Printing and postage	18,492
Miscellaneous (Note 5)	5,772
TOTAL EXPENSES	178,493
Reimbursement of other operating expenses (Note 5)	(178,493)
Net expenses		—
Net investment income		2,468,944
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments in an affiliated holding*		(466,568)
Net change in unrealized depreciation of investments in an affiliated holding*		(2,911,302)
Net realized and unrealized gain (loss) on investments		(3,377,870)
Change in net assets resulting from operations		$(908,926)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Statement of Changes in Net Assets
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,468,944	$2,503,599
Net realized loss	(466,568)	(160,827)
Net change in unrealized appreciation/depreciation	(2,911,302)	620,841
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(908,926)	2,963,613
Distributions to Shareholders (Note 2)	(2,468,789)	(2,578,502)
Share Transactions:
Proceeds from sale of shares	14,252,703	11,092,990
Net asset value of shares issued to shareholders in payment of distributions declared	77,365	47,635
Cost of shares redeemed	(10,401,835)	(8,081,287)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,928,233	3,059,338
Change in net assets	550,518	3,444,449
Net Assets:
Beginning of period	41,768,672	38,324,223
End of period	$42,319,190	$41,768,672
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Notes to Financial Statements
December 31, 2018
1. ORGANIZATION
Federated Managed Pool Series (the “Trust”) is registered under the Act as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated High-Yield Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to seek high current income, by investing primarily in a high yield bond mutual fund and in a portfolio of fixed-income securities.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense reimbursement of $178,493 is disclosed in Note 5.
The distributions disclosed on the Statement of Changes in Net Assets for the year ended December 31, 2017, were from the following sources:
Net investment income	$2,504,204
Net realized gain	$74,298
Undistributed net investment income at December 31, 2017, was $558.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
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11

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2018	2017
Shares sold	1,109,068	830,483
Shares issued to shareholders in payment of distributions declared	6,026	3,559
Shares redeemed	(793,719)	(605,966)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	321,375	228,076
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income[1]	$2,468,789	$2,534,311
Long-term capital gains	$—	$44,191
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$713
Unrealized appreciation (depreciation)	$(4,335,238)
Capital loss carryforwards	$(241,871)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales.
At December 31, 2018, the cost of investments for federal tax purposes was $46,705,330. The net unrealized depreciation of investments for federal tax purposes was $4,335,238. This consists entirely of net unrealized depreciation from investments for those securities having an excess of cost over value of $4,335,238.
At December 31, 2018, the Fund had a capital loss carryforward of $241,871 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$—	$241,871	$241,871
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee because all eligible investors are: (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap fee programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired fund fees and expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. For the year ended December 31, 2018, the Adviser reimbursed $178,493 of other operating expenses.
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12

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
For the year ended December 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund. For the year ended December 31, 2018, the Fund's Adviser reimbursed the Fund for any fee paid to FAS.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018, were as follows:
Purchases	$11,448,487
Sales	$7,811,000
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2018, 83.62% of dividends paid by the Fund are interest-related dividends, as provided by the American Jobs Creation Act of 2004.
Annual Shareholder Report
13

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED HIGH-YIELD STRATEGY PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated High-Yield Strategy Portfolio (the “Fund”) (one of the funds constituting the Federated Managed Pool Series (the “Trust”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated High-Yield Strategy Portfolio (one of the funds constituting the Federated Managed Pool Series) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2019
Annual Shareholder Report
14

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Actual	$1,000	$979.50	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.20	$0.00
1	Expenses are equal to the Fund's annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses incurred by the Fund. This agreement has no fixed term.

Annual Shareholder Report
15

High Yield Bond Portfolio
Financial Statements and Notes to Financial Statements
Federated High-Yield Strategy Portfolio invests primarily in High Yield Bond Portfolio. Therefore the High Yield Bond Portfolio financial statements and notes to financial statements are included on pages 17 through 42.
Annual Shareholder Report
16

Management's Discussion of Fund Performance (unaudited)–
High Yield Bond Portfolio
The total return of the High Yield Bond Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2018, was -2.16%. The total return of the Fund's shares consisted of 5.97% current income and -8.13% of depreciation in the net asset value of the Fund's shares. The total return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI),1 a broad-based securities market index, was -2.08% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBHY2%ICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBHY2%ICI were: (1) the allocation among industry sectors and (2) the selection of individual securities.
MARKET OVERVIEW
The total return for the high-yield2 market for the reporting period was disappointing on both an absolute and relative basis. For example, the BBHY2%ICI, which returned -2.08% for the period, substantially underperformed the Bloomberg Barclays U.S. Aggregate Bond Index,3 a measure of high-quality bond4 performance, which returned 0.01% for the period. For most of the period, the high-yield market performed well compared to most fixed-income assets benefiting from a strong economy and strong corporate earnings with credit spreads touching cycle lows in early October. However, the fourth quarter proved difficult for the high-yield market as a number of factors took the market lower. These factors included the ongoing trade dispute with China, concerns about Federal Reserve policy, slowing economies in China and Europe, continuing political rancor between President Trump and Democrats and a steep drop in oil prices. These factors, along with rich valuations, led equity markets to approach bear market territory which also negatively impacted the high-yield market. In the fourth quarter decline, the high-yield market seemed to ignore continuing strong earnings from corporations, very low levels of unemployment in the U.S., good high-yield issuers' credit profiles and low default rates. The impact of these factors can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse High Yield Bond Index,5 began the reporting period at 394 basis points, reached a yearly low of 353 basis points on October 3rd before rising substantially to close the year at 575 basis points.
Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI during the reporting period included: Pharmaceuticals, Electric Utilities, Media & Entertainment, Cable & Satellite and Healthcare. Major industry sectors that substantially underperformed the overall BBHY2%ICI during the reporting period included: Oil Field Services, Independent Energy, Automotive, Home Construction and Banking. From a credit quality perspective, the “CCC”-rated sector was the worst performer with a -3.84% total return, followed by the “BB”-rated sector with a -2.42% return. The “B”-rated sector was the strongest-performing quality sector, although it was also in negative territory with a -1.31% total return during the reporting period.
Sector Allocation
The Fund was positively affected by its sector allocation during the reporting period. The Fund benefited from its underweight to the poor performing Oil Field Services, Independent Energy, Banking and Home Construction industry sectors. The Fund was overweight in the strong-performing Pharmaceutical, Healthcare and Media & Entertainment sectors. However, much of the benefit from this sector positioning was offset by its specific holdings in these sectors which underperformed the overall segment.
Annual Shareholder Report
17

Security Selection
The Fund was negatively affected by its security selection during the period. This was especially true in the Healthcare, Food & Beverage, Media & Entertainment and Technology industry sectors. Specific high-yield issuers held by the Fund that negatively impacted performance relative to the BBHY2%ICI included: Anna Merger Sub., Sesi LLC, Rackspace Hosting, Ultra Resources and Adient.
The Fund was positively impacted by security selection in the Retail industry sector during the reporting period. Specific high-yield issuers held by the Fund that positively impacted performance relative to the BBHY2%ICI included: Radio One, Platform Specialty Products, Seminole Hard Rock Entertainment, Cequel Communications and Bausch Health Cos.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BBHY2%ICI.
2	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.*
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
18

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the High Yield Bond Portfolio from December 31, 2008 to December 31, 2018, compared to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2018
Average Annual Total Returns for the Period Ended 12/31/2018
	1 Year	5 Years	10 Years
Fund	(2.16)%	4.39%	11.07%
BBHY2%ICI	(2.08)%	3.84%	11.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBHY2%ICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
19

Portfolio of Investments Summary Table (unaudited)–High Yield Bond Portfolio
At December 31, 2018, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets
Health Care	11.1%
Cable Satellite	8.9%
Technology	8.2%
Packaging	6.2%
Independent Energy	5.5%
Media Entertainment	5.5%
Midstream	5.5%
Pharmaceuticals	4.2%
Gaming	4.1%
Wireless Communications	4.1%
Insurance—P&C	2.8%
Chemicals	2.6%
Food & Beverage	2.6%
Finance Companies	2.5%
Utility—Electric	2.5%
Other[2]	20.0%
Cash Equivalents[3]	2.5%
Other Assets and Liabilities—Net[4]	1.2%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI). Individual portfolio securities that are not included in the BBHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 2.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
20

Portfolio of Investments–High Yield Bond Portfolio
December 31, 2018
Principal Amount or Shares		Value
	CORPORATE BONDS—96.3%
	Aerospace/Defense—1.2%
$2,950,000	Engility Corp., Sr. Unsecd. Note, 8.875%, 9/1/2024	$3,160,187
2,775,000	TransDigm UK Holdings PLC, Sr. Sub., 144A, 6.875%, 5/15/2026	2,650,125
2,950,000	TransDigm, Inc., 5.500%, 10/15/2020	2,931,562
8,850,000	TransDigm, Inc., Sr. Sub. Note, 6.000%, 7/15/2022	8,661,937
850,000	TransDigm, Inc., Sr. Sub. Note, 6.500%, 7/15/2024	829,813
1,625,000	TransDigm, Inc., Sr. Sub. Note, 6.500%, 5/15/2025	1,557,969
950,000	TransDigm, Inc., Sr. Sub. Note, 6.375%, 6/15/2026	887,063
	TOTAL	20,678,656
	Automotive—2.2%
8,125,000	Adient Global Holdings Ltd., Sr. Unsecd. Note, 144A, 4.875%, 8/15/2026	6,256,250
1,975,000	American Axle & Manufacturing, Inc., Sr. Unsecd. Note, 6.250%, 3/15/2026	1,782,438
6,125,000	American Axle & Manufacturing, Inc., Sr. Unsecd. Note, Series WI, 6.500%, 4/1/2027	5,504,844
2,475,000	BCD Acquisition, Inc., 144A, 9.625%, 9/15/2023	2,555,437
5,000,000	Dana Financing Lux Sarl, 144A, 6.500%, 6/1/2026	4,818,750
2,825,000	Dana Financing Lux Sarl, Sr. Unsecd. Note, 144A, 5.750%, 4/15/2025	2,648,437
950,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 4.875%, 3/15/2027	837,188
3,200,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.000%, 5/31/2026	2,892,000
450,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.125%, 11/15/2023	442,688
2,725,000	J.B. Poindexter & Co., Inc., Sr. Unsecd. Note, 144A, 7.125%, 4/15/2026	2,561,500
825,000	Schaeffler Verwaltung Zw, 144A, 4.500%, 9/15/2023	759,000
8,150,000	Schaeffler Verwaltung Zw, 144A, 4.750%, 9/15/2026	7,135,895
	TOTAL	38,194,427
	Banking—0.4%
6,950,000	Ally Financial, Inc., Sr. Sub. Note, 5.750%, 11/20/2025	6,941,313
	Building Materials—1.8%
900,000	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, 144A, 5.750%, 12/15/2023	893,250
5,575,000	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/15/2026	5,329,365
425,000	Beacon Roofing Supply, Inc., 6.375%, 10/1/2023	422,875
3,150,000	Building Materials Corp. of America, Sr. Unsecd. Note, 144A, 6.000%, 10/15/2025	3,032,978
4,775,000	CD&R Waterworks Merger Subsidiary LLC, Sr. Unsecd. Note, 144A, 6.125%, 8/15/2025	4,261,687
1,440,000	Masonite International Corp., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2023	1,402,200
1,575,000	Masonite International Corp., Sr. Unsecd. Note, 144A, 5.750%, 9/15/2026	1,488,375
4,550,000	Pisces Midco, Inc., Sec. Fac. Bond, 144A, 8.000%, 4/15/2026	4,180,313
8,750,000	Standard Industries, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/15/2027	7,678,125
1,625,000	USG Corp., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2025	1,643,281
	TOTAL	30,332,449
	Cable Satellite—8.9%
4,450,000	CCO Holdings LLC/Cap Corp., 144A, 5.375%, 5/1/2025	4,277,562
4,675,000	CCO Holdings LLC/Cap Corp., 144A, 5.750%, 2/15/2026	4,593,187
3,175,000	CCO Holdings LLC/Cap Corp., 5.250%, 9/30/2022	3,153,172
5,475,000	CCO Holdings LLC/Cap Corp., 5.750%, 9/1/2023	5,461,312
1,100,000	CCO Holdings LLC/Cap Corp., Sr. Sub. Secd. Note, 144A, 5.500%, 5/1/2026	1,060,125
5,850,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	5,396,625
1,600,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.125%, 5/1/2027	1,494,240
400,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.875%, 4/1/2024	399,000
4,950,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.875%, 5/1/2027	4,813,875
Annual Shareholder Report
21

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Cable Satellite—continued
$2,175,000	CSC Holdings LLC, 144A, 5.500%, 5/15/2026	$2,055,375
4,550,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 6.625%, 10/15/2025	4,618,250
2,600,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 10.125%, 1/15/2023	2,803,476
2,825,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 7.500%, 4/1/2028	2,832,063
5,900,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 7.750%, 7/15/2025	6,018,000
4,825,000	CSC Holdings LLC, Sr. Unsecd. Note, Series 144A, 5.125%, 12/15/2021	4,740,562
2,525,000	CSC Holdings LLC, Sr. Unsecd. Note, Series 144A, 5.125%, 12/15/2021	2,480,813
4,150,000	CSC Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 4/15/2027	3,869,875
1,925,000	CSC Holdings, Inc., Sr. Unsecd. Note, 5.250%, 6/1/2024	1,768,594
4,450,000	Cablevision Systems Corp., Sr. Unsecd. Note, 5.875%, 9/15/2022	4,383,250
1,300,000	Charter Communications Holdings II, 5.125%, 2/15/2023	1,270,750
2,300,000	Charter Communications Holdings II, 5.750%, 1/15/2024	2,294,250
2,425,000	DISH DBS Corp., 5.000%, 3/15/2023	2,027,906
1,325,000	DISH DBS Corp., 5.875%, 7/15/2022	1,223,969
5,800,000	DISH DBS Corp., Sr. Unsecd. Note, 5.875%, 11/15/2024	4,690,750
6,375,000	DISH DBS Corp., Sr. Unsecd. Note, 7.750%, 7/1/2026	5,291,250
2,025,000	Intelsat Jackson Holdings S.A., 144A, 8.000%, 2/15/2024	2,090,813
4,850,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 144A, 8.500%, 10/15/2024	4,728,750
1,975,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 144A, 9.750%, 7/15/2025	1,990,405
4,875,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 5.500%, 8/1/2023	4,265,625
3,650,000	Sirius XM Radio, Inc., 144A, 4.625%, 5/15/2023	3,513,125
6,950,000	Sirius XM Radio, Inc., 144A, 6.000%, 7/15/2024	6,993,437
3,250,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.375%, 4/15/2025	3,091,563
1,850,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.375%, 7/15/2026	1,736,688
10,000,000	Telenet Finance Luxembourg, Sec. Fac. Bond, 144A, 5.500%, 3/1/2028	9,100,000
8,625,000	Unitymedia KabelBW Gmbh, 144A, 6.125%, 1/15/2025	8,710,387
8,375,000	Virgin Media Secured Finance PLC, 144A, 5.250%, 1/15/2026	7,705,000
1,675,000	Virgin Media, Inc., Sr. Unsecd. Note, 144A, 5.750%, 1/15/2025	1,580,832
3,650,000	Virgin Media, Inc., Sr. Unsecd. Note, 144A, 6.000%, 10/15/2024	3,519,512
6,175,000	Ziggo Finance BV, Sec. Fac. Bond, 144A, 5.500%, 1/15/2027	5,542,062
2,475,000	Ziggo Finance BV, Sr. Unsecd. Note, 144A, 5.875%, 1/15/2025	2,246,063
2,625,000	Ziggo Finance BV, Sr. Unsecd. Note, 144A, 6.000%, 1/15/2027	2,303,438
	TOTAL	152,135,931
	Chemicals—2.6%
2,125,000	Alpha 2 BV, Sr. Unsecd. Note, 144A, 8.750%, 6/1/2023	2,045,313
5,675,000	Alpha 3 BV, Sr. Unsecd. Note, 144A, 6.250%, 2/1/2025	5,362,875
5,225,000	Compass Minerals International, Inc., 144A, 4.875%, 7/15/2024	4,754,750
7,000,000	Hexion U.S. Finance Corp., 6.625%, 4/15/2020	5,600,000
5,725,000	Koppers, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	5,066,625
875,000	PQ Corp., Sr. Unsecd. Note, 144A, 5.750%, 12/15/2025	813,750
2,700,000	Platform Specialty Products Corp., Sr. Unsecd. Note, 144A, 5.875%, 12/1/2025	2,538,000
14,275,000	Platform Specialty Products Corp., Sr. Unsecd. Note, 144A, 6.500%, 2/1/2022	14,328,531
5,075,000	Starfruit Finco BV, Sr. Unsecd. Note, 144A, 8.000%, 10/1/2026	4,707,062
	TOTAL	45,216,906
	Construction Machinery—0.6%
5,575,000	United Rentals North America, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2028	4,906,000
1,500,000	United Rentals North America, Inc., Sr. Unsecd. Note, 6.500%, 12/15/2026	1,481,250
1,900,000	United Rentals, Inc., Sr. Unsecd. Note, 5.500%, 7/15/2025	1,795,500
1,600,000	United Rentals, Inc., Sr. Unsecd. Note, 5.500%, 5/15/2027	1,488,000
Annual Shareholder Report
22

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Construction Machinery—continued
$775,000	United Rentals, Inc., Sr. Unsecd. Note, 5.875%, 9/15/2026	$733,344
	TOTAL	10,404,094
	Consumer Cyclical Services—0.4%
5,850,000	GW Honos Security Corp., Sr. Unsecd. Note, 144A, 8.750%, 5/15/2025	5,352,750
1,775,000	ServiceMaster Co. LLC, Sr. Unsecd. Note, 7.450%, 8/15/2027	1,819,375
	TOTAL	7,172,125
	Consumer Products—1.6%
2,900,000	Energizer Gamma Acquisition, Inc., Sr. Unsecd. Note, 144A, 6.375%, 7/15/2026	2,668,000
925,000	Energizer Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 6/15/2025	837,125
4,375,000	First Quality Finance Co., Inc., 144A, 4.625%, 5/15/2021	4,254,687
350,000	First Quality Finance Co., Inc., Sr. Unsecd. Note, 144A, 5.000%, 7/1/2025	314,125
8,600,000	Prestige Brands Holdings, Inc., 144A, 5.375%, 12/15/2021	8,438,750
7,600,000	Prestige Brands, Inc., Sr. Unsecd. Note, 144A, 6.375%, 3/1/2024	7,372,000
2,350,000	Spectrum Brands, Inc., 5.750%, 7/15/2025	2,243,545
1,675,000	Spectrum Brands, Inc., 6.125%, 12/15/2024	1,620,563
	TOTAL	27,748,795
	Diversified Manufacturing—1.3%
2,525,000	Entegris, Inc., Sr. Unsecd. Note, 144A, 4.625%, 2/10/2026	2,335,625
7,215,000	Gates Global LLC, 144A, 6.000%, 7/15/2022	7,097,756
4,250,000	Titan Acquisition Ltd., Sr. Unsecd. Note, 144A, 7.750%, 4/15/2026	3,644,375
8,400,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2021	8,326,500
1,400,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 6/15/2024	1,324,750
	TOTAL	22,729,006
	Environmental—0.3%
5,800,000	Tervita Escrow Corp., 144A, 7.625%, 12/1/2021	5,553,500
	Finance Companies—2.5%
675,000	Avolon Holdings Ltd., Sr. Unsecd. Note, 144A, 5.125%, 10/1/2023	646,313
575,000	Avolon Holdings Ltd., Sr. Unsecd. Note, 144A, 5.500%, 1/15/2023	559,188
1,075,000	Navient Corp., Sr. Unsecd. Note, 5.500%, 1/25/2023	944,656
8,475,000	Navient Corp., Sr. Unsecd. Note, 5.875%, 10/25/2024	7,119,000
700,000	Navient Corp., Sr. Unsecd. Note, 6.500%, 6/15/2022	653,128
850,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/25/2025	726,750
775,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/15/2026	645,188
3,125,000	Navient Corp., Sr. Unsecd. Note, 7.250%, 9/25/2023	2,878,906
1,275,000	Navient Corp., Sr. Unsecd. Note, Series MTN, 6.125%, 3/25/2024	1,099,687
3,250,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, 144A, 4.500%, 3/15/2023	3,046,875
1,200,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, 144A, 5.250%, 8/15/2022	1,165,500
12,600,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, 144A, 5.500%, 2/15/2024	12,190,500
10,825,000	Quicken Loans, Inc., 144A, 5.750%, 5/1/2025	10,175,500
1,550,000	Quicken Loans, Inc., Sr. Unsecd. Note, 144A, 5.250%, 1/15/2028	1,377,562
	TOTAL	43,228,753
	Food & Beverage—2.6%
6,750,000	Anna Merger Subsidiary, Inc., 144A, 7.750%, 10/1/2022	1,282,500
3,125,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 4/1/2025	3,062,500
2,775,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	2,594,625
50,000	Aramark Services, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2026	47,125
4,925,000	Aramark Services, Inc., Sr. Unsecd. Note, 5.125%, 1/15/2024	4,888,062
7,650,000	B&G Foods, Inc., Sr. Unsecd. Note, 5.250%, 4/1/2025	7,143,187
1,900,000	Lamb Weston Holdings, Inc., Sr. Unsub., 144A, 4.875%, 11/1/2026	1,833,500
Annual Shareholder Report
23

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Food & Beverage—continued
$5,650,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.000%, 8/15/2026	$5,169,750
1,000,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2025	963,560
2,325,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.625%, 1/15/2028	2,147,719
9,950,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.750%, 3/1/2027	9,377,875
6,875,000	U.S. Foodservice, Inc., Sr. Unsecd. Note, 144A, 5.875%, 6/15/2024	6,711,719
	TOTAL	45,222,122
	Gaming—4.1%
1,025,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.375%, 4/1/2026	995,531
5,150,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.875%, 5/15/2023	5,220,812
1,200,000	Boyd Gaming Corp., Sr. Unsecd. Note, Series WI, 6.000%, 8/15/2026	1,126,500
10,375,000	CRC Escrow Issuer LLC, Sr. Unsecd. Note, 144A, 5.250%, 10/15/2025	8,948,437
1,225,000	Delta Merger Sub, Inc., Sr. Unsecd. Note, 144A, 6.000%, 9/15/2026	1,160,688
3,150,000	Eldorado Resorts, Inc., Sr. Unsecd. Note, 6.000%, 4/1/2025	3,054,366
675,000	MGM Growth Properties LLC, Sr. Unsecd. Note, 5.625%, 5/1/2024	670,781
3,200,000	MGM Mirage, Inc., Sr. Unsecd. Note, 6.750%, 10/1/2020	3,296,000
2,300,000	MGM Resorts International, 6.000%, 3/15/2023	2,317,250
1,975,000	MGM Resorts International, Sr. Unsecd. Note, 4.625%, 9/1/2026	1,782,438
3,100,000	MGM Resorts International, Sr. Unsecd. Note, 5.750%, 6/15/2025	3,007,000
4,575,000	Mohegan Tribal Gaming Authority, Sr. Unsecd. Note, 144A, 7.875%, 10/15/2024	4,294,781
2,375,000	Penn National Gaming, Inc., Sr. Unsecd. Note, 144A, 5.625%, 1/15/2027	2,131,563
6,350,000	Rivers Pittsburgh LP, 144A, 6.125%, 8/15/2021	6,175,375
9,650,000	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 144A, 5.875%, 5/15/2021	9,674,125
6,425,000	Star Group Holdings BV, Sr. Unsecd. Note, 144A, 7.000%, 7/15/2026	6,264,375
5,900,000	Station Casinos, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/1/2025	5,354,250
3,300,000	Sugarhouse HSP Gaming Finance Corp., Sec. Fac. Bond, 144A, 5.875%, 5/15/2025	3,093,750
1,500,000	Wynn Las Vegas LLC, Sr. Unsecd. Note, 144A, 5.250%, 5/15/2027	1,321,875
	TOTAL	69,889,897
	Health Care—11.1%
2,750,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 5.625%, 2/15/2023	2,619,375
6,625,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 6.500%, 3/1/2024	6,426,250
8,475,000	Air Medical Group Holdings, Inc., Sr. Unsecd. Note, 144A, 6.375%, 5/15/2023	7,203,750
2,100,000	Avantor, Inc., 144A, 6.000%, 10/1/2024	2,068,500
5,975,000	Avantor, Inc., Sr. Unsecd. Note, 144A, 9.000%, 10/1/2025	5,989,937
600,000	CHS/Community Health Systems, Inc., 5.125%, 8/1/2021	559,500
4,250,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	3,878,338
850,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 8.625%, 1/15/2024	841,500
5,450,000	CHS/Community Health Systems, Inc., Sr. Unsecd. Note, 6.875%, 2/1/2022	2,507,000
1,350,000	Charles River Laboratories International, Inc., Sr. Unsecd. Note, 144A, 5.500%, 4/1/2026	1,333,125
5,025,000	Enterprise Merger Sub, Inc., Sr. Unsecd. Note, 144A, 8.750%, 10/15/2026	4,359,187
1,200,000	HCA, Inc., 4.500%, 2/15/2027	1,137,000
3,850,000	HCA, Inc., 4.750%, 5/1/2023	3,801,875
6,025,000	HCA, Inc., 5.000%, 3/15/2024	5,979,812
450,000	HCA, Inc., 5.250%, 6/15/2026	447,750
2,300,000	HCA, Inc., 5.875%, 5/1/2023	2,334,500
1,925,000	HCA, Inc., 5.875%, 2/15/2026	1,920,188
5,625,000	HCA, Inc., Sr. Secd. Note, 5.250%, 4/15/2025	5,610,937
10,150,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 2/1/2025	9,921,625
3,325,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 9/1/2026	3,241,875
1,400,000	HCA, Inc., Sr. Unsecd. Note, 7.500%, 2/15/2022	1,491,000
Annual Shareholder Report
24

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Health Care—continued
$500,000	Hologic, Inc., Sr. Unsecd. Note, 144A, 4.375%, 10/15/2025	$467,500
6,000,000	IMS Health, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/15/2026	5,752,500
4,500,000	LifePoint Health, Inc., Sr. Unsecd. Note, 144A, 9.750%, 12/1/2026	4,275,000
4,200,000	MEDNAX, Inc., Sr. Unsecd. Note, 144A, 6.250%, 1/15/2027	4,063,500
12,675,000	MPH Acquisition Holdings LLC, 144A, 7.125%, 6/1/2024	11,851,125
18,250,000	Ortho-Clinical Diagnostics, Inc., 144A, 6.625%, 5/15/2022	16,516,250
5,550,000	Polaris Intermediate Corp., Sr. Unsecd. Note, 144A, 8.500%, 12/1/2022	5,083,078
11,200,000	SteriGenics—Nordion Holdings LLC, Sr. Unsecd. Note, 144A, 6.500%, 5/15/2023	10,752,000
5,625,000	SteriGenics Nordion Topc, Sr. Unsecd. Note, 144A, 8.125%, 11/1/2021	5,301,562
6,275,000	Surgery Center Holdings, Inc., Sr. Unsecd. Note, 144A, 6.750%, 7/1/2025	5,365,125
775,000	Surgery Center Holdings, Inc., Sr. Unsecd. Note, 144A, 8.875%, 4/15/2021	776,938
14,000,000	Team Health Holdings, Inc., Sr. Unsecd. Note, 144A, 6.375%, 2/1/2025	11,497,500
1,100,000	Teleflex, Inc., Sr. Unsecd. Note, 4.625%, 11/15/2027	1,024,375
775,000	Teleflex, Inc., Sr. Unsecd. Note, 4.875%, 6/1/2026	744,000
2,350,000	Teleflex, Inc., Sr. Unsecd. Note, 5.250%, 6/15/2024	2,350,000
4,625,000	Tenet Healthcare Corp., 144A, 5.125%, 5/1/2025	4,324,375
1,200,000	Tenet Healthcare Corp., 144A, 7.500%, 1/1/2022	1,219,500
400,000	Tenet Healthcare Corp., 8.125%, 4/1/2022	402,500
1,125,000	Tenet Healthcare Corp., Note, 4.375%, 10/1/2021	1,094,063
1,875,000	Tenet Healthcare Corp., Sr. Secd. Note, 144A, 4.625%, 7/15/2024	1,750,781
725,000	Tenet Healthcare Corp., Sr. Secd. Note, 4.500%, 4/1/2021	708,688
3,750,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 144A, 7.000%, 8/1/2025	3,482,813
4,175,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 6.750%, 6/15/2023	3,934,938
6,825,000	Vizient, Inc., Sr. Unsecd. Note, 144A, 10.375%, 3/1/2024	7,251,562
7,725,000	West Street Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.375%, 9/1/2025	6,875,250
	TOTAL	190,537,947
	Health Insurance—0.3%
1,150,000	Centene Corp., Sr. Unsecd. Note, 4.750%, 1/15/2025	1,101,125
2,750,000	Centene Escrow Corp., Sr. Unsecd. Note, 144A, 5.375%, 6/1/2026	2,681,250
1,375,000	WellCare Health Plans, Inc., Sr. Unsecd. Note, 144A, 5.375%, 8/15/2026	1,330,313
	TOTAL	5,112,688
	Independent Energy—5.5%
1,375,000	Antero Resources Corp., Sr. Unsecd. Note, 5.000%, 3/1/2025	1,251,250
225,000	Antero Resources Corp., Sr. Unsecd. Note, 5.625%, 6/1/2023	214,594
1,125,000	Antero Resources Finance Corp., 5.375%, 11/1/2021	1,089,844
1,975,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsecd. Note, 144A, 10.000%, 4/1/2022	2,029,905
2,800,000	Berry Petroleum Co., Sr. Unsecd. Note, 144A, 7.000%, 2/15/2026	2,534,000
4,912,000	Callon Petroleum Corp., Sr. Unsecd. Note, 6.125%, 10/1/2024	4,592,720
1,200,000	Callon Petroleum Corp., Sr. Unsecd. Note, Series WI, 6.375%, 7/1/2026	1,122,000
2,950,000	Carrizo Oil & Gas, Inc., 6.250%, 4/15/2023	2,743,500
2,950,000	Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 8.250%, 7/15/2025	2,905,750
2,450,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	2,125,375
3,875,000	Chesapeake Energy Corp., Sr. Unsecd. Note, 7.000%, 10/1/2024	3,371,250
1,375,000	Chesapeake Energy Corp., Sr. Unsecd. Note, Series WI, 8.000%, 1/15/2025	1,220,312
3,875,000	Chesapeake Energy Corp., Sr. Unsecd. Note, Series WI, 8.000%, 6/15/2027	3,274,375
6,800,000	Crownrock LP/Crownrock F, 144A, 5.625%, 10/15/2025	6,145,500
925,000	Diamondback Energy, Inc., Sr. Unsecd. Note, 5.375%, 5/31/2025	904,188
4,475,000	EP Energy LLC/Everest Acquisition Finance, Inc., Sec. Fac. Bond, 144A, 8.000%, 11/29/2024	3,356,250
925,000	Endeavor Energy Resources LP, Sr. Unsecd. Note, 144A, 5.500%, 1/30/2026	951,594
Annual Shareholder Report
25

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Independent Energy—continued
$1,850,000	Endeavor Energy Resources LP, Sr. Unsecd. Note, 144A, 5.750%, 1/30/2028	$1,896,620
2,475,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.000%, 10/15/2024	2,202,750
2,400,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.375%, 5/15/2025	2,133,000
875,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.625%, 5/1/2023	831,250
1,050,000	Gulfport Energy Corp., Sr. Unsecd. Note, Series WI, 6.375%, 1/15/2026	910,875
2,875,000	Jagged Peak Energy, Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/1/2026	2,688,125
2,300,000	Laredo Petroleum, 5.625%, 1/15/2022	2,075,750
1,400,000	Laredo Petroleum, Sr. Unsecd. Note, 6.250%, 3/15/2023	1,263,500
923,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	872,235
950,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	879,938
3,525,000	Oasis Petroleum, Inc., Sr. Unsecd. Note, 144A, 6.250%, 5/1/2026	2,969,812
975,000	PDC Energy, Inc., Sr. Unsecd. Note, 6.125%, 9/15/2024	904,312
3,450,000	PDC Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 5/15/2026	3,079,125
400,000	Parsley Energy LLC/Parsley Finance Corp., 144A, 6.250%, 6/1/2024	389,000
1,050,000	Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.250%, 8/15/2025	955,500
1,275,000	Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.375%, 1/15/2025	1,179,375
2,375,000	Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.625%, 10/15/2027	2,170,156
2,250,000	QEP Resources, Inc., Sr. Unsecd. Note, 5.250%, 5/1/2023	2,002,500
1,500,000	QEP Resources, Inc., Sr. Unsecd. Note, 5.625%, 3/1/2026	1,250,625
3,475,000	Range Resources Corp., Sr. Unsecd. Note, 4.875%, 5/15/2025	2,866,875
1,050,000	Range Resources Corp., Sr. Unsecd. Note, 5.000%, 3/15/2023	927,937
2,800,000	SM Energy Co., Sr. Unsecd. Note, 5.625%, 6/1/2025	2,450,000
425,000	SM Energy Co., Sr. Unsecd. Note, 6.625%, 1/15/2027	380,375
1,700,000	SM Energy Co., Sr. Unsecd. Note, 6.750%, 9/15/2026	1,530,000
4,475,000	SRC Energy, Inc., Sr. Unsecd. Note, Series WI, 6.250%, 12/1/2025	3,736,625
4,025,000	Southwestern Energy Co., Sr. Unsecd. Note, 7.750%, 10/1/2027	3,843,875
875,000	Ultra Resources, Inc., Sr. Unsecd. Note, 144A, 6.875%, 4/15/2022	315,000
3,025,000	Ultra Resources, Inc., Sr. Unsecd. Note, 144A, 7.125%, 4/15/2025	968,000
950,000	WPX Energy, Inc., Sr. Unsecd. Note, 5.250%, 9/15/2024	864,500
875,000	WPX Energy, Inc., Sr. Unsecd. Note, 5.750%, 6/1/2026	796,250
3,625,000	Whiting Petroleum Corp., Sr. Unsecd. Note, 6.250%, 4/1/2023	3,316,875
2,150,000	Whiting Petroleum Corp., Sr. Unsecd. Note, Series WI, 6.625%, 1/15/2026	1,854,375
	TOTAL	94,337,542
	Industrial - Other—0.9%
2,675,000	Anixter, Inc., Sr. Unsecd. Note, 144A, 6.000%, 12/1/2025	2,661,625
6,550,000	Hillman Group, Inc., Unsecd. Note, 144A, 6.375%, 7/15/2022	5,371,000
3,775,000	KAR Auction Services, Inc., Sr. Unsecd. Note, 144A, 5.125%, 6/1/2025	3,425,812
2,525,000	Resideo Funding, Inc., Sr. Unsecd. Note, 144A, 6.125%, 11/1/2026	2,493,438
975,000	Stevens Holding Company, Inc., Sr. Unsecd. Note, 144A, 6.125%, 10/1/2026	965,250
	TOTAL	14,917,125
	Insurance - P&C—2.8%
5,725,000	Acrisure LLC, Sr. Unsecd. Note, 144A, 7.000%, 11/15/2025	4,909,187
4,325,000	AmWINS Group, Inc., Sr. Unsecd. Note, 144A, 7.750%, 7/1/2026	4,097,938
1,350,000	Ardonagh Midco Three PLC, Sec. Fac. Bond, 144A, 8.625%, 7/15/2023	1,161,000
7,750,000	AssuredPartners, Inc., Sr. Unsecd. Note, 144A, 7.000%, 8/15/2025	7,023,670
15,025,000	Hub International Ltd., Sr. Unsecd. Note, 144A, 7.000%, 5/1/2026	13,672,750
5,050,000	Kirs Midco 3 PLC, Sec. Fac. Bond, 144A, 8.625%, 7/15/2023	4,317,750
7,475,000	NFP Corp., Sr. Unsecd. Note, 144A, 6.875%, 7/15/2025	6,727,500
Annual Shareholder Report
26

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Insurance - P&C—continued
$6,575,000		USIS Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.875%, 5/1/2025	$6,058,599
		TOTAL	47,968,394
		Leisure—0.7%
1,825,000		Six Flags Entertainment Corp., Sr. Unsecd. Note, 144A, 4.875%, 7/31/2024	1,724,625
7,000,000		Six Flags Entertainment Corp., Sr. Unsecd. Note, 144A, 5.500%, 4/15/2027	6,615,000
3,300,000		Voc Escrow Ltd., 144A, 5.000%, 2/15/2028	3,060,750
		TOTAL	11,400,375
		Lodging—0.4%
4,225,000		Hilton Domestic Operations, Sr. Unsecd. Note, 144A, 5.125%, 5/1/2026	4,066,563
1,900,000		Wyndham Hotels & Resorts, Inc., Sr. Unsecd. Note, 144A, 5.375%, 4/15/2026	1,833,500
		TOTAL	5,900,063
		Media Entertainment—5.5%
3,950,000		AMC Networks, Inc., Sr. Unsecd. Note, 4.750%, 8/1/2025	3,594,500
4,550,000		AMC Networks, Inc., Sr. Unsecd. Note, 5.000%, 4/1/2024	4,322,500
4,575,000		CBS Radio, Inc., Sr. Unsecd. Note, 144A, 7.250%, 11/1/2024	4,277,625
6,350,000	[1,2]	Clear Channel Communications, Inc., Company Guarantee, 9.000%, 3/1/2021	4,286,250
550,000		Clear Channel International BV, Sr. Unsecd. Note, 144A, 8.750%, 12/15/2020	556,875
2,350,000		Clear Channel Worldwide, Series A, 6.500%, 11/15/2022	2,338,250
3,275,000		Clear Channel Worldwide, Series B, 6.500%, 11/15/2022	3,291,375
3,275,000		EMI Music Publishing Group North America Holdings, Inc., 144A, 7.625%, 6/15/2024	3,496,062
5,150,000		Gannett Co., Inc., 6.375%, 10/15/2023	5,182,187
1,825,000		Gray Escrow, Inc., Sr. Unsecd. Note, 144A, 7.000%, 5/15/2027	1,783,792
2,250,000		Gray Television, Inc., Sr. Unsecd. Note, 144A, 5.125%, 10/15/2024	2,080,125
4,675,000		Gray Television, Inc., Sr. Unsecd. Note, 144A, 5.875%, 7/15/2026	4,370,190
5,225,000		Lin Television Corp., Sr. Unsecd. Note, 5.875%, 11/15/2022	5,225,000
4,550,000		Match Group, Inc., Sr. Unsecd. Note, 144A, 5.000%, 12/15/2027	4,197,375
875,000		Match Group, Inc., Sr. Unsecd. Note, 6.375%, 6/1/2024	893,594
4,425,000		Nexstar Broadcasting, Inc., Sr. Unsecd. Note, 144A, 6.125%, 2/15/2022	4,413,937
2,675,000		Nexstar Escrow Corp., Sr. Unsecd. Note, 144A, 5.625%, 8/1/2024	2,507,813
9,175,000		Nielsen Finance LLC/Nielsen Finance Co., 144A, 5.000%, 4/15/2022	8,808,000
1,350,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2025	1,269,000
50,000		Outfront Americas Capital LLC/Outfront Media Capital Corp., Sr. Unsecd. Note, 5.625%, 2/15/2024	49,438
2,725,000		Outfront Americas Capital LLC/Outfront Media Capital Corp., Sr. Unsecd. Note, 5.875%, 3/15/2025	2,684,125
4,875,000		Sinclair Television Group, 144A, 5.625%, 8/1/2024	4,582,500
975,000		Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.125%, 2/15/2027	865,313
6,250,000		Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.875%, 3/15/2026	5,851,562
7,175,000		Tribune Media Co., Sr. Unsecd. Note, 5.875%, 7/15/2022	7,246,750
3,600,000		Urban One, Inc., 144A, 7.375%, 4/15/2022	3,420,000
300,000		WMG Acquisition Corp., Sec. Fac. Bond, 144A, 4.875%, 11/1/2024	285,750
1,450,000		WMG Acquisition Corp., Sr. Unsecd. Note, 144A, 5.500%, 4/15/2026	1,388,375
		TOTAL	93,268,263
		Metals & Mining—1.9%
4,375,000		Coeur Mining, Inc., Sr. Unsecd. Note, 5.875%, 6/1/2024	3,866,406
8,425,000		Freeport-McMoRan, Inc., Sr. Unsecd. Note, 3.875%, 3/15/2023	7,814,187
6,275,000		Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.400%, 11/14/2034	4,972,937
1,175,000		HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 7.250%, 1/15/2023	1,166,188
4,250,000		HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 7.625%, 1/15/2025	4,175,625
1,600,000		Steel Dynamics, Inc., Sr. Unsecd. Note, 5.125%, 10/1/2021	1,600,000
675,000		Steel Dynamics, Inc., Sr. Unsecd. Note, 5.250%, 4/15/2023	668,250
Annual Shareholder Report
27

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Metals & Mining—continued
$1,275,000	Steel Dynamics, Inc., Sr. Unsecd. Note, 5.500%, 10/1/2024	$1,265,438
450,000	Teck Resources Ltd., Sr. Unsecd. Note, 144A, 8.500%, 6/1/2024	483,188
1,000,000	Teck Resources Ltd., Sr. Unsecd. Note, 5.200%, 3/1/2042	845,000
2,450,000	Teck Resources Ltd., Sr. Unsecd. Note, 6.000%, 8/15/2040	2,290,750
3,475,000	Teck Resources Ltd., Sr. Unsecd. Note, 6.125%, 10/1/2035	3,336,000
	TOTAL	32,483,969
	Midstream—5.5%
1,525,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.625%, 5/20/2024	1,448,750
1,350,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.750%, 5/20/2027	1,201,500
6,900,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.875%, 8/20/2026	6,330,750
4,100,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 5.375%, 9/15/2024	3,843,750
575,000	Atlas Pipeline Partners LP, 5.875%, 8/1/2023	554,875
4,925,000	CNX Midstream Partners LP/CNX Midstream Finance Corp, Sr. Unsecd. Note, 144A, 6.500%, 3/15/2026	4,703,375
775,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027	734,545
3,800,000	Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 5.875%, 3/31/2025	3,790,500
2,400,000	Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 7.000%, 6/30/2024	2,538,000
6,825,000	Cheniere Energy Partners, LP, Series WI, 5.250%, 10/1/2025	6,389,906
1,400,000	Cheniere Energy Partners, LP, Sr. Unsecd. Note, 144A, 5.625%, 10/1/2026	1,312,500
3,300,000	Energy Transfer Equity LP, 5.875%, 1/15/2024	3,377,154
2,725,000	Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsecd. Note, 6.750%, 6/15/2023	2,207,250
3,200,000	Ferrellgas, L.P., Sr. Unsecd. Note, 6.500%, 5/1/2021	2,640,000
4,450,000	Ferrellgas, L.P., Sr. Unsecd. Note, 6.750%, 1/15/2022	3,649,000
6,900,000	Holly Energy Partners LP, 144A, 6.000%, 8/1/2024	6,796,500
5,875,000	NuStar Logistics LP, Sr. Unsecd. Note, 5.625%, 4/28/2027	5,500,469
4,800,000	Suburban Propane Partners LP, 5.500%, 6/1/2024	4,488,000
1,275,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.750%, 3/1/2025	1,173,000
4,075,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.875%, 3/1/2027	3,626,750
8,250,000	Summit Midstream Holdings LLC, 5.500%, 8/15/2022	7,878,750
3,075,000	Summit Midstream Holdings LLC, Sr. Unsecd. Note, 5.750%, 4/15/2025	2,844,375
350,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 4.875%, 1/15/2023	342,125
1,325,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 5.500%, 2/15/2026	1,258,750
1,775,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 5.875%, 3/15/2028	1,664,737
2,775,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.000%, 1/15/2028	2,518,312
1,325,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.125%, 2/1/2025	1,248,813
4,450,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.375%, 2/1/2027	4,194,125
2,200,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.875%, 4/15/2026	2,150,500
1,275,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.250%, 5/1/2023	1,252,688
186,000	Tesoro Logistics LP, Sr. Unsecd. Note, 6.250%, 10/15/2022	190,185
1,650,000	Tesoro Logistics LP, Sr. Unsecd. Note, 6.375%, 5/1/2024	1,709,812
625,000	TransMontaigne Partners LP/TLP Finance Corp., Sr. Unsecd. Note, 6.125%, 2/15/2026	562,500
	TOTAL	94,122,246
	Oil Field Services—1.8%
650,000	Apergy Corp., Sr. Unsecd. Note, Series WI, 6.375%, 5/1/2026	633,750
3,200,000	Nine Energy Services, Inc., Sr. Unsecd. Note, 144A, 8.750%, 11/1/2023	3,056,000
2,575,000	Precision Drilling Corp., Sr. Unsecd. Note, 144A, 7.125%, 1/15/2026	2,227,375
217,118	Precision Drilling Corp., Sr. Unsecd. Note, 6.500%, 12/15/2021	203,005
2,675,000	Precision Drilling Corp., Sr. Unsecd. Note, 7.750%, 12/15/2023	2,477,719
3,175,000	Sesi LLC, 7.125%, 12/15/2021	2,714,625
7,075,000	Sesi LLC, Sr. Unsecd. Note, Series WI, 7.750%, 9/15/2024	5,660,000
Annual Shareholder Report
28

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Oil Field Services—continued
$3,775,000	Shelf Drilling Holdings Ltd., Sr. Unsecd. Note, 144A, 8.250%, 2/15/2025	$3,241,781
6,250,000	USA Compression Partners LP, Sr. Unsecd. Note, 144A, 6.875%, 4/1/2026	6,031,250
2,575,000	Weatherford International Ltd., 7.000%, 3/15/2038	1,339,000
3,000,000	Weatherford International Ltd., Sr. Unsecd. Note, 8.250%, 6/15/2023	1,822,500
1,425,000	Weatherford International, Inc., Sr. Unsecd. Note, 6.800%, 6/15/2037	755,250
	TOTAL	30,162,255
	Packaging—6.2%
6,525,000	ARD Finance SA, Sec. Fac. Bond, 7.125%, 9/15/2023	5,888,813
3,150,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	2,915,703
9,825,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 7.250%, 5/15/2024	9,837,281
8,975,000	Berry Plastics Corp., 5.500%, 5/15/2022	8,963,781
5,400,000	Bway Holding Co., Sec. Fac. Bond, 144A, 5.500%, 4/15/2024	5,096,250
12,550,000	Bway Holding Co., Sr. Unsecd. Note, 144A, 7.250%, 4/15/2025	11,310,687
2,775,000	Crown Americas LLC, Sr. Unsecd. Note, 144A, 4.750%, 2/1/2026	2,639,719
525,000	Crown Americas LLC, Sr. Unsecd. Note, 4.250%, 9/30/2026	473,156
12,100,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 6.875%, 1/15/2025	10,829,500
5,250,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 7.875%, 7/15/2026	4,738,125
8,775,000	Multi-Color Corp., 144A, 6.125%, 12/1/2022	8,731,125
1,650,000	Multi-Color Corp., Sr. Unsecd. Note, 144A, 4.875%, 11/1/2025	1,414,875
5,125,000	Owens-Brockway Glass Container, Inc., 144A, 5.375%, 1/15/2025	4,887,969
3,975,000	Owens-Brockway Glass Container, Inc., 144A, 6.375%, 8/15/2025	3,955,125
3,275,000	Reynolds Group Issuer, Inc./LLC/LU, 144A, 7.000%, 7/15/2024	3,125,578
9,933,354	Reynolds Group Issuer, Inc./LLC/LU, 5.750%, 10/15/2020	9,920,937
1,150,000	Reynolds Group, Sr. Unsecd. Note, 7.950%, 12/15/2025	1,127,000
2,425,000	Sealed Air Corp., 144A, 5.250%, 4/1/2023	2,443,188
3,075,000	Sealed Air Corp., Sr. Unsecd. Note, 144A, 5.500%, 9/15/2025	3,044,250
5,050,000	Trident Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.625%, 11/1/2025	4,519,750
	TOTAL	105,862,812
	Paper—0.4%
1,400,000	Clearwater Paper Corp., Sr. Note, 4.500%, 2/1/2023	1,267,000
6,375,000	Clearwater Paper Corp., Sr. Unsecd. Note, 144A, 5.375%, 2/1/2025	5,785,313
	TOTAL	7,052,313
	Pharmaceuticals—4.2%
1,750,000	Bausch Health Cos, Inc., Sec. Fac. Bond, 144A, 5.500%, 11/1/2025	1,638,437
875,000	Bausch Health Cos, Inc., Sr. Secd. Note, 144A, 6.500%, 3/15/2022	882,945
1,375,000	Bausch Health Cos, Inc., Sr. Secd. Note, 144A, 7.000%, 3/15/2024	1,392,188
2,975,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2023	2,723,434
486,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.625%, 12/1/2021	479,014
8,875,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/15/2023	8,242,656
11,175,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 6.125%, 4/15/2025	9,778,125
5,000,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 8.500%, 1/31/2027	4,862,500
2,775,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.000%, 12/15/2025	2,771,531
175,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.250%, 4/1/2026	175,438
1,375,000	Eagle Holding Co. II LLC, Sr. Unsecd. Note, 144A, 7.625%, 5/15/2022	1,316,563
4,975,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, 144A, 6.000%, 7/15/2023	3,818,312
800,000	Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, 144A, 5.375%, 1/15/2023	612,000
6,550,000	Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/1/2025	4,732,375
17,325,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Sr. Unsecd. Note, 144A, 6.375%, 8/1/2023	16,598,909
7,325,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.500%, 4/15/2025	5,090,875
Annual Shareholder Report
29

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Pharmaceuticals—continued
$8,375,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.625%, 10/15/2023	$6,406,875
	TOTAL	71,522,177
	Refining—0.4%
7,650,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/1/2022	7,573,500
	Restaurants—1.2%
14,025,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., 144A, 5.000%, 10/15/2025	12,938,062
525,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsecd. Note, 144A, 4.750%, 6/1/2027	489,563
925,000	Performance Food Group, Inc., 144A, 5.500%, 6/1/2024	898,406
2,400,000	Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 5.000%, 6/1/2024	2,322,000
3,900,000	Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 5.250%, 6/1/2026	3,783,117
	TOTAL	20,431,148
	Retailers—1.5%
3,475,000	Argos Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 7.125%, 3/15/2023	2,041,562
2,000,000	Hanesbrands, Inc., Sr. Unsecd. Note, 144A, 4.625%, 5/15/2024	1,885,000
4,525,000	Michaels Stores, Inc., 144A, 5.875%, 12/15/2020	4,519,344
6,350,000	Party City Holdings, Inc., Sr. Unsecd. Note, 144A, 6.125%, 8/15/2023	6,254,750
1,825,000	Party City Holdings, Inc., Sr. Unsecd. Note, 144A, 6.625%, 8/1/2026	1,665,313
4,825,000	Rite Aid Corp., Sr. Unsecd. Note, 144A, 6.125%, 4/1/2023	3,829,844
5,400,000	Sally Hldgs. LLC/Sally Capital, Inc., 5.625%, 12/1/2025	4,988,250
	TOTAL	25,184,063
	Supermarkets—0.7%
9,175,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 5.750%, 3/15/2025	8,074,000
4,250,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 6.625%, 6/15/2024	3,963,125
	TOTAL	12,037,125
	Technology—8.2%
6,800,000	Banff Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.750%, 9/1/2026	6,239,000
550,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.000%, 9/1/2025	528,688
4,675,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.500%, 12/1/2024	4,639,937
5,125,000	CommScope Technologies Finance LLC, 144A, 6.000%, 6/15/2025	4,689,375
6,575,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsecd. Note, 144A, 7.125%, 6/15/2024	6,695,123
4,025,000	Ensemble S Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.000%, 9/30/2023	4,045,125
1,275,000	Financial & Risk US Holdings, Inc., 144A, 6.250%, 5/15/2026	1,231,969
4,100,000	Financial & Risk US Holdings, Inc., Sr. Unsecd. Note, 144A, 8.250%, 11/15/2026	3,756,625
16,725,000	First Data Corp., 144A, 5.750%, 1/15/2024	16,396,186
1,825,000	Gartner, Inc., Sr. Unsecd. Note, 144A, 5.125%, 4/1/2025	1,779,722
8,625,000	Inception Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 8.625%, 11/15/2024	6,749,062
8,350,000	Infor Software Parent, Inc., 144A, 7.125%, 5/1/2021	8,162,125
11,300,000	Infor US, Inc., 6.500%, 5/15/2022	10,971,170
7,600,000	Italics Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 7.125%, 7/15/2023	7,439,564
7,400,000	JDA Escrow LLC/JDA Bond Finance, Inc., 144A, 7.375%, 10/15/2024	7,474,000
2,350,000	MSCI, Inc., 144A, 5.750%, 8/15/2025	2,379,375
2,075,000	NCR Corp., 6.375%, 12/15/2023	2,016,298
1,500,000	NCR Corp., Sr. Unsecd. Note, 4.625%, 2/15/2021	1,466,250
2,800,000	NCR Corp., Sr. Unsecd. Note, 5.000%, 7/15/2022	2,653,000
775,000	NCR Corp., Sr. Unsecd. Note, 5.875%, 12/15/2021	758,531
2,378,000	Nuance Communications, Inc., 144A, 5.375%, 8/15/2020	2,376,514
5,350,000	Nuance Communications, Inc., Sr. Unsecd. Note, 144A, 5.625%, 12/15/2026	5,095,875
6,650,000	Riverbed Technology, Inc., Sr. Unsecd. Note, 144A, 8.875%, 3/1/2023	4,937,625
1,275,000	Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023	1,275,000
Annual Shareholder Report
30

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Technology—continued
$700,000	Sensata Technologies B.V., 144A, 5.625%, 11/1/2024	$692,125
1,300,000	Sensata Technologies UK Financing Co. PLC, Sr. Unsecd. Note, 144A, 6.250%, 2/15/2026	1,311,375
4,075,000	Solera LLC/Solera Finance, Inc., 144A, 10.500%, 3/1/2024	4,360,250
3,950,000	TTM Technologies, Inc., Sr. Unsecd. Note, 144A, 5.625%, 10/1/2025	3,683,375
12,175,000	Tempo Acquisition LLC, Sr. Unsecd. Note, 144A, 6.750%, 6/1/2025	11,322,750
1,775,000	Vantiv LLC, Sr. Unsecd. Note, 144A, 4.375%, 11/15/2025	1,630,586
450,000	Verisign, Inc., Sr. Unsecd. Note, 4.750%, 7/15/2027	423,698
3,425,000	Western Digital Corp., Sr. Unsecd. Note, 4.750%, 2/15/2026	2,984,031
	TOTAL	140,164,329
	Utility - Electric—2.5%
900,000	Calpine Corp., 144A, 5.250%, 6/1/2026	824,625
2,025,000	Calpine Corp., 144A, 5.875%, 1/15/2024	1,989,562
8,050,000	Calpine Corp., 5.750%, 1/15/2025	7,385,875
500,000	Calpine Corp., Bond, 144A, 6.000%, 1/15/2022	498,125
6,675,000	Enviva Partners LP/Enviva Partners Finance Corp., Sr. Unsecd. Note, 8.500%, 11/1/2021	6,866,906
3,075,000	NRG Energy, Inc., 6.250%, 5/1/2024	3,132,656
6,075,000	NRG Energy, Inc., Sr. Unsecd. Note, 6.625%, 1/15/2027	6,143,344
2,225,000	NRG Energy, Inc., Sr. Unsecd. Note, 7.250%, 5/15/2026	2,325,125
950,000	NRG Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 1/15/2028	915,563
425,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 4.250%, 1/31/2023	398,438
6,475,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 5.000%, 1/31/2028	5,722,281
2,675,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 6.625%, 6/15/2025	2,711,781
1,800,000	Vistra Energy Corp., Sr. Unsecd. Note, 5.875%, 6/1/2023	1,809,000
1,875,000	Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.500%, 9/1/2026	1,811,719
	TOTAL	42,535,000
	Wireless Communications—4.1%
1,250,000	Altice France SA, 144A, 8.125%, 2/1/2027	1,181,250
1,900,000	Altice Luxembourg SA, 144A, 7.750%, 5/15/2022	1,736,125
7,875,000	Altice Luxembourg SA, Sr. Unsecd. Note, 144A, 7.625%, 2/15/2025	5,916,094
2,075,000	Numericable Group SA, 144A, 6.250%, 5/15/2024	1,942,719
12,725,000	Numericable-SFR SAS, 144A, 7.375%, 5/1/2026	11,707,000
4,650,000	Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	4,405,875
8,525,000	Sprint Corp., 7.125%, 6/15/2024	8,470,099
6,750,000	Sprint Corp., 7.875%, 9/15/2023	6,944,062
8,250,000	Sprint Corp., Sr. Unsecd. Note, 7.625%, 2/15/2025	8,270,625
2,100,000	Sprint Corp., Sr. Unsecd. Note, 7.625%, 3/1/2026	2,079,000
850,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 4.500%, 2/1/2026	783,063
3,875,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 5.125%, 4/15/2025	3,778,125
1,150,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 5.375%, 4/15/2027	1,114,062
1,625,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.000%, 3/1/2023	1,637,074
4,325,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2025	4,389,702
3,975,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.500%, 1/15/2024	4,094,965
1,900,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.500%, 1/15/2026	1,942,750
	TOTAL	70,392,590
	TOTAL CORPORATE BONDS (IDENTIFIED COST $1,768,282,002)	1,648,413,898
Annual Shareholder Report
31

Principal Amount or Shares		Value
	INVESTMENT COMPANY—2.5%
42,745,013	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.54%[3] (IDENTIFIED COST $42,753,171)	$42,745,013
	TOTAL INVESTMENT IN SECURITIES—98.8% (IDENTIFIED COST $1,811,035,173)[4]	1,691,158,911
	OTHER ASSETS AND LIABILITIES - NET—1.2%[5]	21,014,612
	TOTAL NET ASSETS—100%	$1,712,173,523
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended December 31, 2018, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 12/31/2017	64,459,132
Purchases/Additions	528,100,491
Sales/Reductions	(549,814,610)
Balance of Shares Held 12/31/2018	42,745,013
Value	$42,745,013
Change in Unrealized Appreciation/Depreciation	$9,851
Net Realized Gain/(Loss)	$(4,278)
Dividend Income	$1,152,251
1	Issuer in default.
2	Non-income-producing security.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $1,811,799,018.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$1,648,413,898	$—	$1,648,413,898
Investment Company	42,745,013	—	—	42,745,013
TOTAL SECURITIES	$42,745,013	$1,648,413,898	$—	$1,691,158,911
The following acronym is used throughout this portfolio:
MTN	—Medium Term Note
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
32

Financial Highlights–High Yield Bond Portfolio
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$6.40	$6.32	$5.82	$6.34	$6.62
Income From Investment Operations:
Net investment income	0.38	0.39	0.40	0.41	0.43[1]
Net realized and unrealized gain (loss)	(0.51)	0.08	0.50	(0.51)	(0.19)
TOTAL FROM INVESTMENT OPERATIONS	(0.13)	0.47	0.90	(0.10)	0.24
Less Distributions:
Distributions from net investment income	(0.39)	(0.39)	(0.40)	(0.41)	(0.45)
Distributions from net realized gain	—	—	—	(0.01)	(0.07)
TOTAL DISTRIBUTIONS	(0.39)	(0.39)	(0.40)	(0.42)	(0.52)
Net Asset Value, End of Period	$5.88	$6.40	$6.32	$5.82	$6.34
Total Return[2]	(2.16)%	7.55%	15.90%	(1.81)%	3.53%
Ratios to Average Net Assets:
Net expenses	0.03%	0.02%	0.02%	0.02%	0.01%
Net investment income	6.14%	6.05%	6.47%	6.37%	6.50%
Expense waiver/reimbursement[3]	—%	0.00%[4]	0.00%[4]	—%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,712,174	$2,036,543	$2,121,645	$2,379,520	$2,691,244
Portfolio turnover	21%	28%	25%	33%	29%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
33

Statement of Assets and Liabilities–High Yield Bond Portfolio
December 31, 2018
Assets:
Investment in securities, at value including $42,745,013 of investment in an affiliated holding (identified cost $1,811,035,173)		$1,691,158,911
Cash		111,626
Income receivable		29,675,276
Income receivable from an affiliated holding		176,706
TOTAL ASSETS		1,721,122,519
Liabilities:
Payable for shares redeemed	$250,000
Income distribution payable	8,597,397
Accrued expenses (Note 5)	101,599
TOTAL LIABILITIES		8,948,996
Net assets for 291,273,163 shares outstanding		$1,712,173,523
Net Assets Consist of:
Paid-in capital		$1,892,975,085
Total distributable earnings (loss)		(180,801,562)
TOTAL NET ASSETS		$1,712,173,523
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,712,173,523 ÷ 291,273,163 shares outstanding, no par value, unlimited shares authorized		$5.88
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
34

Statement of Operations–High Yield Bond Portfolio
Year Ended December 31, 2018
Investment Income:
Interest		$110,801,249
Dividends received from an affiliated holding*		1,152,251
TOTAL INCOME		111,953,500
Expenses:
Administrative fee (Note 5)	$2,481
Custodian fees	70,616
Transfer agent fee	130,754
Directors'/Trustees' fees (Note 5)	16,758
Auditing fees	36,020
Legal fees	10,398
Portfolio accounting fees	193,087
Share registration costs	126
Printing and postage	16,283
Commitment fee	10,806
Miscellaneous (Note 5)	19,227
TOTAL EXPENSES	506,556
Net investment income		111,446,944
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including net realized loss of $(4,278) on sales of investments in an affiliated holding*)		7,538,798
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $9,851 on investments in an affiliated holding*)		(154,766,309)
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(147,227,511)
Change in net assets resulting from operations		$(35,780,567)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
35

Statement of Changes in Net Assets–High Yield Bond Portfolio
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$111,446,944	$125,046,758
Net realized gain	7,538,798	11,007,861
Net change in unrealized appreciation/depreciation	(154,766,309)	16,258,666
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(35,780,567)	152,313,285
Distributions to Shareholders (Note 2)	(114,049,474)	(125,022,877)
Share Transactions:
Proceeds from sale of shares	240,055,351	115,889,630
Net asset value of shares issued to shareholders in payment of distributions declared	9,467,988	11,548,537
Cost of shares redeemed	(424,062,887)	(239,830,304)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(174,539,548)	(112,392,137)
Change in net assets	(324,369,589)	(85,101,729)
Net Assets:
Beginning of period	2,036,543,112	2,121,644,841
End of period	$1,712,173,523	$2,036,543,112
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
36

Notes to Financial Statements–High Yield Bond Portfolio
December 31, 2018
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of High Yield Bond Portfolio (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to seek high current income.
The Fund's portfolio consists primarily of lower rated corporate debt obligations. These lower rated debt obligations may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower rated debt obligations are regarded as predominately speculative with respect to each issuer's continuing ability to make interest and principal payments (i.e., the obligations are subject to the risk of default). Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
37

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income.
All distributions as indicated on the Statement of Changes in Net Assets for the year ended December 31, 2017, were from net investment income. Undistributed net investment income at December 31, 2017, was $1,292,660.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report
38

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2018	2017
Shares sold	39,241,943	18,074,556
Shares issued to shareholders in payment of distributions declared	1,527,133	1,793,772
Shares redeemed	(67,809,662)	(37,408,198)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(27,040,586)	(17,539,870)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$114,049,474	$125,022,877
As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,777,808
Unrealized appreciation (depreciation)	$(120,640,107)
Capital loss carryforwards	$(61,939,263)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for defaulted securities, deferral of losses on wash sales and discount accretion/premium amortization on debt securities.
At December 31, 2018, the cost of investments for federal tax purposes was $1,811,799,018. The net unrealized depreciation of investments for federal tax purposes was $120,640,107. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $6,977,987 and net unrealized depreciation from investments for those securities having an excess of cost over value of $127,618,094.
At December 31, 2018, the Fund had a capital loss carryforward of $61,939,263 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$31,635	$61,907,628	$61,939,263
The Fund used capital loss carryforwards of $5,080,289 to offset capital gains realized during the year ended December 31, 2018.
Annual Shareholder Report
39

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser, provides investment adviser services at no fee, because all investors in the Fund are other Federated funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to voluntarily reimburse operating expenses (excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Interfund Transactions
During the year ended December 31, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $7,495,906 and $2,339,796, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of December 31, 2018, a majority of the shares of beneficial interest outstanding are owned by an affiliate of the Adviser.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018, were as follows:
Purchases	$376,120,879
Sales	$530,759,799
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
Annual Shareholder Report
40

Report of Independent Registered Public Accounting Firm–High Yield Bond Portfolio
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF HIGH YIELD BOND PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of High Yield Bond Portfolio (the “Fund”) (one of the funds constituting the Federated Core Trust (the “Trust”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of High Yield Bond Portfolio (one of the funds constituting the Federated Core Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2019
Annual Shareholder Report
41

Shareholder Expense Example (unaudited)–High Yield Bond Portfolio
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Actual	$1,000.00	$979.30	$0.15
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.00	$0.15
1	Expenses are equal to the Fund's annualized net expense ratio of 0.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
Annual Shareholder Report
42

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustee and Trust Officers
The Board of Trustee is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustee who are “interested persons” of the Fund (i.e., “Interested” Trustee) and those who are not (i.e., “Independent” Trustee). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustee listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustee and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: October 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report
45

Evaluation and Approval of Advisory Contract–May 2018
Federated High-Yield Strategy Portfolio (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Fund is distinctive in that it is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs, or certain other discretionary investments accounts, and may also be offered to other Federated funds.
Federated Investment Management Company (the “Adviser”) does not charge an investment advisory fee for its services, however, it or its affiliates may receive compensation for managing assets invested in the Fund.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by the Adviser or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
As previously noted, the Adviser does not charge an investment advisory fee to this Fund for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated and research services received by the Adviser from brokers that execute Federated fund trades. The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without
Annual Shareholder Report
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management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
The Board was informed by the Adviser that, for the periods covered by the CCO Fee Evaluation Report, the Fund outperformed its benchmark index for the three-year and five-year periods and underperformed its benchmark index for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
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The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record Report (Form N-PX) link associated with the Fund at www.FederatedInvestors.com/product-landing/managed-account-pools.do. Select a product name, then click “Documents” and click on “Proxy Voting Record Report.” Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information at www.FederatedInvestors.com/product-landing/managed-account-pools.do. Select a product name, then click “Documents” and select “Form N-Q.”
Annual Shareholder Report
49

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated High-Yield Strategy Portfolio

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P209
40004 (2/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Annual Shareholder Report
December 31, 2018
Ticker FMBPX

Federated Mortgage Strategy Portfolio

A Portfolio of Federated Managed Pool Series
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Mortgage Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2018, was 1.12%. The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),1 the Fund's broad-based securities market index, returned 0.99% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBMBS.
During the reporting period, the Fund's investment strategy focused on: (a) duration;2 and (b) security selection. These were the most significant factors affecting the Fund's performance relative to the BBMBS.
MARKET OVERVIEW
Domestic economic performance proved robust with real Gross Domestic Product (GDP) averaging 3.3% over the first three quarters (fourth quarter GDP was unavailable at time of publication) of the year accompanied by growth in nonfarm payrolls of 220,000 jobs per month. The U.S. unemployment rate fell from 4.1% to 3.8% during the reporting period led by gains in professional and business services, leisure/hospitality and manufacturing. With positive trends in wages, labor productivity, labor participation rate and inflation, the Federal Reserve (the “Fed”) continued on a steady path toward interest rate normalization. U.S. Treasury yields increased in concert with tighter monetary policy.
The federal funds target rate was increased 25 basis points each quarter to a range of 2.25% to 2.50% at year-end 2018. Additionally, the Fed's balance sheet declined in accordance with the previously announced schedule. The combination of higher rates and a smaller balance sheet acted to tighten monetary policy from the accommodative stance at period outset. Market yields climbed along with the federal funds target rate, resulting in higher 30-year mortgage rates. The Mortgage Banker Association's (MBA) 30-year rate increased 60 basis points during the reporting period to 4.97%. Refinance activity declined precipitously. As a result, the MBA's refinance index fell 35%.
An environment of higher rates and greater volatility suppressed investor demand for many fixed-income investments. Spread sectors such as investment-grade corporate debt,3 high yield4 and mortgage-backed securities5 (MBS) all posted negative excess returns during the reporting period. Uncertainty resulting from concerns over trade tensions, signs of slower economic growth in Europe and Asia, “Brexit” (UK exiting the European Union) uncertainty, tighter U.S. monetary policy and political tensions resulted in risk-averse investor behavior.
2- and 10-year U.S. Treasury yields increased 61 and 28 basis points to yield 2.49% and 2.68%, respectively, during the reporting period.6
Duration
Portfolio effective duration was below that of the benchmark for a significant portion of the reporting period in a strategy designed to reduce the negative impact of rising interest rates. The strategy proved beneficial as rates increased. Interest rate strategy incorporated the use of traditional cash bond investments as well as derivatives in the form of U.S. Treasury futures contracts.7 Interest rate strategy had a positive impact on gross Fund performance as compared to the BBMBS.
Annual Shareholder Report

Security selection
As interest rates increased and home loan refinance activity slowed, the value of some MBS declined to a greater extent. For example, mortgage securities with certain factors that decrease the likelihood of refinancing—commonly referred to as specified pools—experienced a decline in the value of those characteristics when market yields increased to a significant extent. The value of prepayment protection fell when refinance activity for all mortgages was limited. Select portfolio holdings experienced greater price depreciation when the value of prepayment protection declined. Security selection acted as a drag on Fund performance.
1	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBMBS.
2	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
4	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
5	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Mortgage Strategy Portfolio from December 31, 2008 to December 31, 2018, compared to the Bloomberg Barclays Mortgage Backed Securities Index (BBMBS).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2018
Average Annual Total Returns for the Period Ended 12/31/2018
	1 Year	5 Years	10 Years
Fund	1.12%	2.72%	3.22%
BBMBS	0.99%	2.53%	3.11%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBMBS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At December 31, 2018, the Fund's portfolio composition1 was as follows:
Type of Investment	Percentage of Total Net Assets[2]
U.S. Government Agency Mortgage-Backed Securities	91.1%
Asset-Backed Securities	3.9%
Non-Agency Mortgage-Backed Securities	1.6%
U.S. Treasuries	1.1%
Cash Equivalents[3]	3.7%
Other Assets and Liabilities—Net[4]	(1.4)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
December 31, 2018
Shares or Principal Amount			Value
		INVESTMENT COMPANY—99.7%
10,332,179	[1]	Federated Mortgage Core Portfolio (IDENTIFIED COST $100,896,822)	$99,188,919
		REPURCHASE AGREEMENT—0.5%
$490,000		Interest in $550,000,000 joint repurchase agreement 3.00%, dated 12/31/2018 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $550,091,667 on 1/2/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 11/20/2068 and the market value of those underlying securities was $564,641,271. (IDENTIFIED COST $490,000)	490,000
		TOTAL INVESTMENT IN SECURITIES—100.2% (IDENTIFIED COST $101,386,822)[2]	99,678,919
		OTHER ASSETS AND LIABILITIES - NET—(0.2)%[3]	(192,523)
		TOTAL NET ASSETS—100%	$99,486,396
1	Due to this affiliated holding representing greater than 75% of the Fund's total net assets, a copy of the affiliated holding's most recent Annual Report is included with this Report.
Affiliated fund holdings are investment companies which are managed by Federated Investment Management Company (the “Adviser”) or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended December 31, 2018, were as follows:
Federated Mortgage Core Portfolio
Balance of Shares Held 12/31/2017	8,443,514
Purchases/Additions	2,906,667
Sales/Reductions	(1,018,002)
Balance of Shares Held 12/31/2018	10,332,179
Value	$99,188,919
Change in Unrealized Appreciation/Depreciation	$(1,210,266)
Net Realized Gain/(Loss)	$(440,785)
Dividend Income	$2,957,918
The Fund invests in the Federated Mortgage Core Portfolio (“Mortgage Core”), a portfolio of Federated Core Trust (“Core Trust”), which is managed by the Adviser. Core Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other institutional investors. The investment objective of Mortgage Core is to provide total return. Federated Investors, Inc. (“Federated”) receives no advisory or administrative fees from Mortgage Core. Income distributions from Mortgage Core are declared daily and paid monthly. All income distributions are recorded by the Fund as dividend income. Capital gain distributions of Mortgage Core, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. The performance of the Fund is directly affected by the performance of Mortgage Core. The financial statements of Mortgage Core are included within this report to illustrate the security holdings, financial condition, results of operations and changes in net assets of Mortgage Core in which the Fund invested 99.7% of its net assets at December 31, 2018. The financial statements of Mortgage Core should be read in conjunction with the Fund's financial statements. The valuation of securities held by Mortgage Core is discussed in the notes to its financial statements.
2	The cost of investments for federal tax purposes amounts to $103,180,346.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2018, all investments of the Fund, excluding the Investment Company, utilized Level 2 inputs in valuing the Fund's assets carried at fair value. As permitted by U.S. generally accepted accounting principles (GAAP), the Investment Company valued at $99,188,919 is measured at fair value using the net asset value (NAV) per share practical expedient. The price of shares redeemed in this Investment Company is the next determined NAV after receipt of a shareholder redemption request.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.90	$9.91	$9.95	$10.07	$9.81
Income From Investment Operations:
Net investment income	0.30	0.28	0.27	0.29	0.31
Net realized and unrealized gain (loss)	(0.20)	(0.01)	(0.04)	(0.12)	0.26
TOTAL FROM INVESTMENT OPERATIONS	0.10	0.27	0.23	0.17	0.57
Less Distributions:
Distributions from net investment income	(0.30)	(0.28)	(0.27)	(0.29)	(0.31)
Net Asset Value, End of Period	$9.70	$9.90	$9.91	$9.95	$10.07
Total Return[1]	1.12%	2.75%	2.30%	1.67%	5.85%
Ratios to Average Net Assets:
Net expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	3.17%	2.82%	2.67%	2.86%	3.07%
Expense waiver/reimbursement[3]	0.27%	0.26%	0.26%	0.27%	0.33%
Supplemental Data:
Net assets, end of period (000 omitted)	$99,486	$82,970	$83,685	$78,397	$68,304
Portfolio turnover	10%	18%	9%	20%	16%
1	Based on net asset value.
2	The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
December 31, 2018
Assets:
Investment in securities, at value including $99,188,919 of investment in an affiliated holding (identified cost $101,386,822)		$99,678,919
Cash		712
Income receivable		41
Income receivable from an affiliated holding		298,585
Receivable for investments sold		250,000
Receivable for shares sold		361
TOTAL ASSETS		100,228,618
Liabilities:
Payable for investments purchased	$299,202
Payable for shares redeemed	102,608
Income distribution payable	290,277
Payable to adviser (Note 5)	1,030
Payable for administrative fees (Note 5)	218
Payable for auditing fees	28,300
Accrued expenses (Note 5)	20,587
TOTAL LIABILITIES		742,222
Net assets for 10,253,835 shares outstanding		$99,486,396
Net Assets Consist of:
Paid-in capital		$103,301,288
Total distributable earnings (loss)		(3,814,892)
TOTAL NET ASSETS		$99,486,396
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$99,486,396 ÷ 10,253,835 shares outstanding, no par value, unlimited shares authorized		$9.70
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended December 31, 2018
Investment Income:
Dividends received from an affiliated holding*		$2,957,918
Interest		5,913
TOTAL INCOME		2,963,831
Expenses:
Administrative fee (Note 5)	$74,937
Custodian fees	6,584
Transfer agent fee	8,768
Directors'/Trustees' fees (Note 5)	2,102
Auditing fees	28,300
Legal fees	10,386
Portfolio accounting fees	47,870
Share registration costs	29,799
Printing and postage	16,501
Commitment fee	10,806
Miscellaneous (Note 5)	12,601
TOTAL EXPENSES	248,654
Reimbursement of other operating expenses (Note 5)	(248,654)
Net investment income		2,963,831
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments in an affiliated holding*		(440,785)
Net change in unrealized depreciation of investments in an affiliated holding*		(1,210,266)
Net realized and unrealized gain (loss) on investments		(1,651,051)
Change in net assets resulting from operations		$1,312,780
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,963,831	$2,454,306
Net realized loss	(440,785)	(325,667)
Net change in unrealized appreciation/depreciation	(1,210,266)	245,200
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,312,780	2,373,839
Distributions to Shareholders (Note 2)	(2,964,158)	(2,454,228)
Share Transactions:
Proceeds from sale of shares	35,279,604	20,068,381
Net asset value of shares issued to shareholders in payment of distributions declared	87,912	38,594
Cost of shares redeemed	(17,199,617)	(20,742,138)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	18,167,899	(635,163)
Change in net assets	16,516,521	(715,552)
Net Assets:
Beginning of period	82,969,875	83,685,427
End of period	$99,486,396	$82,969,875
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
December 31, 2018
1. ORGANIZATION
Federated Managed Pool Series (the “Trust”) is registered under the Act, as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Mortgage Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return by investing primarily in a mortgage-backed securities mutual fund and individual mortgage-backed securities, including collateralized mortgage obligations.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform
Annual Shareholder Report

Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense reimbursement of $248,654 is disclosed in Note 5.
All distributions as indicated on the Statement of Changes in Net Assets for the year ended December 31, 2017, were from net investment income. Undistributed net investment income at December 31, 2017, was $1,651.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2018	2017
Shares sold	3,652,690	2,020,856
Shares issued to shareholders in payment of distributions declared	9,115	3,886
Shares redeemed	(1,785,064)	(2,088,738)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	1,876,741	(63,996)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$2,964,158	$2,454,228
Annual Shareholder Report

As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,324
Net unrealized depreciation	$(3,501,427)
Capital loss carryforwards	$(314,789)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At December 31, 2018, the cost of investments for federal tax purposes was $103,180,346. The net unrealized depreciation of investments for federal tax purposes was $3,501,427. This consists entirely of net unrealized depreciation from investments for those securities having an excess of cost over value of $3,501,427.
At December 31, 2018, the Fund had a capital loss carryforward of $314,789 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$—	$(314,789)	$(314,789)
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee because all eligible investors are: (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap fee programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired fund fees and expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. For the year ended December 31, 2018, the Adviser reimbursed $248,654 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
For the year ended December 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund. For the year ended December 31, 2018, the Fund's Adviser reimbursed the Fund for any fee paid to FAS.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018, were as follows:
Purchases	$27,803,535
Sales	$9,710,000
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2018, 100.00% of dividends paid by the Fund are interest-related dividends, as provided by the American Jobs Creation Act of 2004.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED MORTGAGE STRATEGY PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Mortgage Strategy Portfolio (the “Fund”) (one of the funds constituting the Federated Managed Pool Series (the “Trust”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated Mortgage Strategy Portfolio (one of the funds constituting the Federated Managed Pool Series) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Actual	$1,000.00	$1,020.20	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.20	$0.00
1	Expenses are equal to the Fund's annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The Adviser has contractually agreed to reimburse all expenses, excluding extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

Annual Shareholder Report

Federated Mortgage Core Portfolio
Financial Statements and Notes to Financial Statements
Federated Mortgage Strategy Portfolio invests primarily in Federated Mortgage Core Portfolio. Therefore the Federated Mortgage Core Portfolio financial statements and notes to financial statements are included on pages 18 through 41.
Annual Shareholder Report

Management's Discussion of Fund Performance (unaudited)– Federated Mortgage Core Portfolio
The total return of Federated Mortgage Core Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2018, was 1.10%. The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),1 the Fund's broad-based securities market index, returned 0.99% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBMBS.
During the reporting period, the Fund's investment strategy focused on: (a) duration;2 and (b) security selection. These were the most significant factors affecting the Fund's performance relative to the BBMBS.
MARKET OVERVIEW
Domestic economic performance proved robust with real Gross Domestic Product (GDP) averaging 3.3% over the first three quarters (fourth quarter GDP was unavailable at time of publication) of the year accompanied by growth in nonfarm payrolls of 220,000 jobs per month. The U.S. unemployment rate fell from 4.1% to 3.8% led by gains in professional and business services, leisure/hospitality and manufacturing. With positive trends in wages, labor productivity, labor participation rate and inflation, the Federal Reserve (the “Fed”) continued on a steady path toward interest rate normalization. U.S. Treasury yields increased in concert with tighter monetary policy.
The federal funds target rate was increased 25 basis points each quarter to a range of 2.25% to 2.50% at year-end 2018. Additionally, the size of the Fed's balance sheet declined in accordance with the previously announced schedule. The combination of higher rates and a smaller balance sheet acted to tighten monetary policy from the accommodative stance at period outset. Market yields climbed along with the federal funds target rate, resulting in higher 30-year mortgage rates. The Mortgage Banker Association's (MBA) 30-year rate increased 60 basis points during the reporting period to 4.97%. Refinance activity declined precipitously. As a result, the MBA's refinance index fell 35%.
An environment of higher rates and greater volatility suppressed investor demand for many fixed-income investments. Spread sectors such as investment-grade corporate debt,3 high yield4 and mortgage-backed securities5 (MBS) all posted negative excess returns during the reporting period. Uncertainty resulting from concerns over trade tensions, signs of slower economic growth in Europe and Asia, “Brexit” (UK exiting the European Union) uncertainty, tighter U.S. monetary policy and political tensions resulted in risk-averse investor behavior.
2- and 10-year U.S. Treasury yields increased 61 and 28 basis points to yield 2.49% and 2.68%, respectively.6
Duration
Portfolio effective duration was below that of the benchmark for a significant portion of the reporting period in a strategy designed to reduce the negative impact of rising interest rates. The strategy proved beneficial as rates increased. Interest rate strategy incorporated the use of traditional cash bond investments as well as derivatives in the form of U.S. Treasury futures contracts.7 Interest rate strategy had a positive impact on gross Fund performance as compared to the BBMBS.
Security selection
As interest rates increased and home loan refinance activity slowed, the value of some MBS declined to a greater extent. For example, mortgage securities with certain factors that decrease the likelihood of refinancing–commonly referred to as specified pools–experienced a decline in the value of those characteristics when market yields increased to a significant extent. The value of prepayment protection fell when refinance activity for all mortgages was limited. Select portfolio holdings experienced greater price depreciation when the value of prepayment protection declined. Security selection acted as a drag on Fund performance.
1	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBMBS.
2	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
4	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
5	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Mortgage Core Portfolio from December 31, 2008 to December 31, 2018, compared to the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2018
Average Annual Total Returns for the Period Ended 12/31/2018
	1 Year	5 Years	10 Years
Fund	1.10%	2.73%	3.21%
BBMBS	0.99%	2.53%	3.11%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBMBS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited) –Federated Mortgage Core Portfolio
At December 31, 2018, the Fund's portfolio composition1 was as follows:
Type of Investment	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	91.4%
Asset-Backed Securities	3.9%
Non-Agency Mortgage-Backed Securities	1.6%
U.S. Treasuries	1.1%
Cash Equivalents[2]	3.2%
Other Assets and Liabilities—Net[3]	(1.2)%
TOTAL	100.0%
1	See the Fund's Private Offering Memorandum for a description of the principal types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments– Federated Mortgage Core Portfolio
December 31, 2018
Principal Amount or Shares		Value
	ASSET-BACKED SECURITIES—3.9%
	Auto Receivables—3.6%
$12,960,000	AmeriCredit Automobile Receivables Trust 2015-2, Class D, 3.000%, 6/8/2021	$12,930,422
15,500,000	AmeriCredit Automobile Receivables Trust 2015-3, Class D, 3.340%, 8/8/2021	15,541,824
13,322,000	Capital Auto Receivables Asset Trust 2015-2, Class D, 3.160%, 11/20/2020	13,325,096
7,400,000	Capital Auto Receivables Asset Trust 2015-3, Class D, 3.340%, 3/22/2021	7,401,776
19,940,000	Santander Drive Auto Receivables Trust 2015-1, Class D, 3.240%, 4/15/2021	19,945,926
18,140,000	Santander Drive Auto Receivables Trust 2015-2, Class D, 3.020%, 4/15/2021	18,127,908
14,580,000	Santander Drive Auto Receivables Trust 2015-3, Class D, 3.490%, 5/17/2021	14,616,777
	TOTAL	101,889,729
	Other—0.2%
3,203,380	Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	3,206,104
2,779,967	Sofi Consumer Loan Program Trust 2016-3, Class A, 3.050%, 12/26/2025	2,779,763
	TOTAL	5,985,867
	Student Loans—0.1%
1,290,240	Social Professional Loan Program LLC 2014-A, Class A2, 3.020%, 10/25/2027	1,286,390
	TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $109,232,187)	109,161,986
	COLLATERALIZED MORTGAGE OBLIGATIONS—1.6%
	Non-Agency Mortgage-Backed Securities—1.6%
919,051	Countrywide Home Loans 2005-21, Class A2, 5.500%, 10/25/2035	840,671
454,500	Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	302,458
3,234,570	Credit Suisse Mortgage Trust 2014-WIN2, Class A2, 3.500%, 10/25/2044	3,189,346
318,614	Residential Funding Mortgage Securities I 2005-SA3, Class 3A, 4.336%, 8/25/2035	306,375
8,104,000	Sequoia Mortgage Trust 2012-6, Class A2, 1.808%, 12/25/2042	7,534,929
7,799,730	Sequoia Mortgage Trust 2013-1, Class 2A1, 1.855%, 2/25/2043	7,251,689
15,712,561	Sequoia Mortgage Trust 2013-2, Class A, 1.874%, 2/25/2043	14,609,402
11,990,129	Sequoia Mortgage Trust 2014-4, Class A5, 3.500%, 11/25/2044	11,825,598
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $48,611,202)	45,860,468
	MORTGAGE-BACKED SECURITIES—91.4%
	Federal Home Loan Mortgage Corporation—38.2%
3,466,011	3.000%, 4/1/2031	3,461,830
3,994,913	3.000%, 1/1/2032	3,995,087
5,990,815	3.000%, 3/1/2032	5,977,971
5,204,616	3.000%, 3/1/2032	5,195,084
4,825,777	3.000%, 6/1/2032	4,812,414
7,034,371	3.000%, 6/1/2032	7,019,290
19,282,274	3.000%, 11/1/2032	19,222,856
3,215,213	3.000%, 12/1/2032	3,207,315
9,918,668	3.000%, 1/1/2033	9,903,601
32,896,870	3.000%, 2/1/2033	32,846,899
4,468,953	3.000%, 7/1/2033	4,459,372
28,723,570	3.000%, 1/1/2043	28,212,104
1,645,292	3.000%, 6/1/2045	1,610,340
1,246,912	3.000%, 5/1/2046	1,218,864
9,505,640	3.000%, 6/1/2046	9,309,644
22,614,300	3.000%, 6/1/2046	22,098,547
11,747,657	3.000%, 7/1/2046	11,527,459
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$22,192,824	3.000%, 8/1/2046	$21,672,813
11,083,242	3.000%, 10/1/2046	10,827,009
9,962,485	3.000%, 10/1/2046	9,738,389
3,898,318	3.000%, 11/1/2046	3,805,756
9,521,720	3.000%, 11/1/2046	9,295,636
11,518,676	3.000%, 12/1/2046	11,259,575
37,042,866	3.000%, 1/1/2047	36,163,320
23,234,499	3.000%, 2/1/2047	22,682,819
18,572,168	3.000%, 5/1/2047	18,148,602
820,902	3.500%, 6/1/2026	833,609
363,589	3.500%, 6/1/2026	369,360
256,628	3.500%, 7/1/2026	260,770
10,988,260	3.500%, 7/1/2042	11,072,908
9,737,495	3.500%, 9/1/2043	9,803,379
6,850,214	3.500%, 5/1/2046	6,864,452
13,956,786	3.500%, 6/1/2046	13,983,614
35,025,601	3.500%, 7/1/2046	35,087,456
63,205,191	3.500%, 7/1/2046	63,316,811
4,196,680	3.500%, 8/1/2046	4,204,092
24,894,064	3.500%, 9/1/2046	24,938,027
54,241,355	3.500%, 10/1/2046	54,354,096
80,653,699	3.500%, 11/1/2047	80,670,112
25,676,609	3.500%, 11/1/2047	25,673,810
3,848,539	3.500%, 12/1/2047	3,849,322
37,700,740	3.500%, 12/1/2047	37,779,101
21,576,111	3.500%, 2/1/2048	21,600,729
28,617,324	3.500%, 2/1/2048	28,685,748
35,508,744	3.500%, 3/1/2048	35,515,970
34,830	4.000%, 2/1/2020	35,004
329,080	4.000%, 5/1/2024	336,711
2,000,504	4.000%, 8/1/2025	2,049,642
201,138	4.000%, 5/1/2026	206,013
3,111,892	4.000%, 5/1/2026	3,187,322
2,315,191	4.000%, 12/1/2040	2,381,667
14,580,550	4.000%, 12/1/2041	14,999,201
1,934,734	4.000%, 1/1/2042	1,990,286
25,892,141	4.000%, 6/1/2047	26,603,217
26,504,420	4.000%, 10/1/2047	27,149,484
19,256,704	4.000%, 11/1/2047	19,641,125
15,533,282	4.000%, 12/1/2047	15,911,331
11,416,296	4.000%, 2/1/2048	11,666,318
31,469,501	4.000%, 4/1/2048	32,097,727
19,683,201	4.000%, 5/1/2048	20,076,137
10,242,232	4.000%, 6/1/2048	10,525,115
25,180	4.500%, 6/1/2019	25,203
29,833	4.500%, 3/1/2021	30,316
384,140	4.500%, 9/1/2021	390,353
239,311	4.500%, 7/1/2024	246,218
256,929	4.500%, 8/1/2024	264,347
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$648,768	4.500%, 9/1/2024	$668,264
616,188	4.500%, 9/1/2024	634,455
338,968	4.500%, 6/1/2025	348,752
1,370,034	4.500%, 11/1/2039	1,432,878
3,890,882	4.500%, 5/1/2040	4,069,356
378,267	4.500%, 6/1/2040	395,618
772,827	4.500%, 7/1/2040	808,277
2,493,822	4.500%, 8/1/2040	2,608,993
1,183,666	4.500%, 8/1/2040	1,238,331
7,244,669	4.500%, 9/1/2040	7,579,245
710,468	4.500%, 7/1/2041	742,835
439,209	4.500%, 7/1/2041	464,296
1,687,698	4.500%, 7/1/2041	1,764,585
12,531,064	4.500%, 2/1/2048	13,174,393
21,907,144	4.500%, 5/1/2048	22,692,951
16,860,707	4.500%, 8/1/2048	17,655,182
12,349,252	4.500%, 10/1/2048	12,788,360
5,441	5.000%, 7/1/2019	5,459
115,144	5.000%, 7/1/2020	116,045
26,816	5.000%, 10/1/2021	27,326
91,364	5.000%, 11/1/2021	93,218
91,785	5.000%, 12/1/2021	93,759
163,582	5.000%, 6/1/2023	168,585
122,450	5.000%, 7/1/2023	126,468
284,346	5.000%, 7/1/2023	294,210
123,215	5.000%, 7/1/2025	126,912
1,921,044	5.000%, 1/1/2034	2,036,099
640,567	5.000%, 5/1/2034	679,137
2,549	5.000%, 11/1/2035	2,708
174,282	5.000%, 4/1/2036	185,294
10,962	5.000%, 4/1/2036	11,643
816	5.000%, 4/1/2036	868
844,322	5.000%, 4/1/2036	897,232
86,084	5.000%, 5/1/2036	91,612
265,398	5.000%, 6/1/2036	281,602
136,666	5.000%, 6/1/2036	145,240
796,765	5.000%, 12/1/2037	845,029
125,083	5.000%, 5/1/2038	132,733
62,360	5.000%, 6/1/2038	66,175
136,240	5.000%, 9/1/2038	144,573
121,861	5.000%, 2/1/2039	129,314
53,078	5.000%, 3/1/2039	56,324
141,184	5.000%, 6/1/2039	149,775
4,147,172	5.000%, 10/1/2039	4,399,527
328,537	5.000%, 2/1/2040	348,529
746,381	5.000%, 8/1/2040	791,332
27,883	5.500%, 3/1/2021	28,448
198,889	5.500%, 4/1/2021	202,631
8,245	5.500%, 1/1/2022	8,472
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$55,023	5.500%, 1/1/2022	$56,545
159,284	5.500%, 1/1/2022	163,553
193,737	5.500%, 2/1/2022	199,241
1,562,230	5.500%, 5/1/2034	1,673,594
129,383	5.500%, 3/1/2036	138,922
43,420	5.500%, 3/1/2036	46,663
107,252	5.500%, 3/1/2036	115,238
123,618	5.500%, 3/1/2036	132,563
320,566	5.500%, 6/1/2036	344,219
132,543	5.500%, 6/1/2036	142,444
105,891	5.500%, 6/1/2036	113,542
107,631	5.500%, 9/1/2037	115,658
387,330	5.500%, 9/1/2037	416,153
147,928	5.500%, 12/1/2037	158,943
28,158	5.500%, 3/1/2038	30,253
478,354	5.500%, 5/1/2038	513,972
637,727	5.500%, 9/1/2038	685,212
187,858	5.500%, 9/1/2039	201,669
363,448	5.500%, 5/1/2040	390,510
12,866	6.000%, 7/1/2029	14,155
44,682	6.000%, 2/1/2032	49,494
72,554	6.000%, 5/1/2036	80,677
90,483	6.000%, 8/1/2037	100,844
274,687	6.000%, 9/1/2037	305,352
18,574	6.500%, 3/1/2022	19,288
17,462	6.500%, 6/1/2029	19,483
11,441	6.500%, 6/1/2029	12,762
4,697	6.500%, 7/1/2029	5,201
302,351	6.500%, 11/1/2036	342,282
699,841	6.500%, 10/1/2037	783,206
3,930	6.500%, 4/1/2038	4,437
2,865	6.500%, 4/1/2038	3,238
347	7.000%, 10/1/2020	355
9,424	7.000%, 4/1/2032	10,652
259,621	7.000%, 4/1/2032	296,912
57,215	7.000%, 9/1/2037	65,271
24,476	7.500%, 8/1/2029	27,901
29,762	7.500%, 10/1/2029	33,808
14,491	7.500%, 11/1/2029	16,483
18,126	7.500%, 4/1/2031	20,041
16,094	7.500%, 5/1/2031	18,391
38,042	8.000%, 1/1/2031	44,496
57,569	8.000%, 2/1/2031	66,821
59,173	8.000%, 3/1/2031	69,184
4,332	8.000%, 3/1/2030	4,993
2,651	8.500%, 9/1/2025	2,955
692	8.500%, 9/1/2025	763
	TOTAL	1,076,160,088
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—45.1%
$3,727,417	3.000%, 2/1/2032	$3,726,123
6,561,370	3.000%, 8/1/2043	6,436,077
5,111,092	3.000%, 9/1/2043	5,013,493
15,889,143	3.000%, 8/1/2046	15,526,147
6,023,299	3.000%, 9/1/2046	5,887,576
9,579,408	3.000%, 10/1/2046	9,357,568
6,375,371	3.000%, 11/1/2046	6,226,735
5,339,169	3.000%, 11/1/2046	5,215,524
7,243,387	3.000%, 12/1/2046	7,073,381
12,628,534	3.000%, 12/1/2046	12,332,136
76,254,858	3.000%, 1/1/2047	74,465,118
3,280,837	3.000%, 1/1/2047	3,203,835
1,615,965	3.000%, 2/1/2047	1,580,058
14,615,193	3.000%, 3/1/2047	14,272,167
19,444,085	3.000%, 3/1/2047	18,999,875
11,736,639	3.000%, 4/1/2047	11,461,174
13,485,793	3.000%, 12/1/2047	13,177,703
18,373,164	3.000%, 12/1/2047	17,959,161
601,908	3.500%, 11/1/2025	610,644
363,926	3.500%, 11/1/2025	369,210
583,311	3.500%, 12/1/2025	592,118
205,993	3.500%, 1/1/2026	209,061
689,764	3.500%, 1/1/2026	700,038
34,774,795	3.500%, 4/1/2033	35,257,361
15,544,967	3.500%, 9/1/2042	15,668,362
23,354,264	3.500%, 7/1/2045	23,430,174
14,529,720	3.500%, 8/1/2046	14,567,867
19,593,673	3.500%, 8/1/2046	19,632,868
26,404,327	3.500%, 9/1/2046	26,498,403
8,732,851	3.500%, 11/1/2046	8,750,320
8,944,469	3.500%, 2/1/2047	8,956,772
29,672,288	3.500%, 11/1/2047	29,676,009
27,882,893	3.500%, 12/1/2047	27,921,243
34,388,957	3.500%, 12/1/2047	34,414,763
34,020,850	3.500%, 12/1/2047	34,067,642
16,603,265	3.500%, 1/1/2048	16,610,536
19,352,820	3.500%, 4/1/2048	19,355,247
20,344,974	3.500%, 5/1/2048	20,353,883
523,587	4.000%, 12/1/2025	535,852
580,975	4.000%, 7/1/2026	595,373
3,303,705	4.000%, 2/1/2041	3,396,112
8,698,540	4.000%, 12/1/2041	8,941,845
3,471,660	4.000%, 3/1/2042	3,573,105
6,870,682	4.000%, 4/1/2042	7,062,860
11,850,540	4.000%, 10/1/2045	12,182,009
2,744,181	4.000%, 3/1/2046	2,807,217
4,152,830	4.000%, 7/1/2046	4,261,201
3,761,687	4.000%, 9/1/2046	3,863,378
7,205,530	4.000%, 11/1/2046	7,391,312
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$29,682,957	4.000%, 6/1/2047	$30,503,937
17,031,209	4.000%, 9/1/2047	17,434,138
11,739,591	4.000%, 10/1/2047	11,998,987
15,272,061	4.000%, 10/1/2047	15,579,920
18,595,398	4.000%, 11/1/2047	19,066,132
12,453,157	4.000%, 11/1/2047	12,756,728
21,648,278	4.000%, 12/1/2047	22,084,671
15,042,761	4.000%, 12/1/2047	15,456,467
18,223,812	4.000%, 12/1/2047	18,685,139
8,167,759	4.000%, 1/1/2048	8,366,099
19,748,111	4.000%, 2/1/2048	20,158,542
11,826,875	4.000%, 2/1/2048	12,088,199
24,821,061	4.000%, 2/1/2048	25,503,690
5,530,244	4.000%, 2/1/2048	5,665,919
15,427,042	4.000%, 2/1/2048	15,738,025
21,557,944	4.000%, 2/1/2048	21,992,515
5,116,680	4.000%, 3/1/2048	5,242,209
4,929,907	4.000%, 3/1/2048	5,054,705
57,404,587	4.000%, 3/1/2048	58,561,766
12,764,763	4.000%, 4/1/2048	13,022,079
13,216,561	4.000%, 5/1/2048	13,487,114
4,029,854	4.000%, 6/1/2048	4,110,145
15,227,347	4.000%, 6/1/2048	15,539,063
16,967,171	4.000%, 7/1/2048	17,305,223
6,665,133	4.000%, 11/1/2048	6,797,408
23,576	4.500%, 12/1/2019	23,579
234,224	4.500%, 2/1/2039	245,069
1,363,263	4.500%, 5/1/2040	1,426,381
4,587,625	4.500%, 10/1/2040	4,801,464
437,747	4.500%, 11/1/2040	458,152
6,524,153	4.500%, 3/1/2041	6,824,180
5,113,713	4.500%, 4/1/2041	5,348,878
2,554,577	4.500%, 6/1/2041	2,672,054
5,573,101	4.500%, 9/1/2041	5,829,392
1,420,386	4.500%, 12/1/2041	1,486,815
2,862,733	4.500%, 12/1/2041	2,996,618
3,448,675	4.500%, 1/1/2042	3,602,959
7,970,033	4.500%, 6/1/2044	8,311,646
17,033,752	4.500%, 9/1/2047	17,652,070
25,820,324	4.500%, 11/1/2047	26,757,591
16,999,428	4.500%, 3/1/2048	17,879,459
13,485,881	4.500%, 5/1/2048	13,971,199
22,714,258	4.500%, 8/1/2048	23,531,678
24,144,186	4.500%, 8/1/2048	25,013,065
12,333,413	4.500%, 9/1/2048	12,777,256
771,519	5.000%, 5/1/2023	794,946
143,268	5.000%, 8/1/2023	147,779
557,406	5.000%, 11/1/2023	577,280
2,646,353	5.000%, 2/1/2036	2,812,125
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$1,584,981	5.000%, 7/1/2040	$1,681,861
1,580,860	5.000%, 10/1/2041	1,675,511
4,826,364	5.000%, 7/1/2048	5,061,039
15,003,006	5.000%, 7/1/2048	15,732,505
8,639,076	5.000%, 8/1/2048	9,059,138
63,490	5.500%, 1/1/2032	67,949
35,556	5.500%, 1/1/2032	38,071
501,067	5.500%, 9/1/2034	538,940
1,666,598	5.500%, 12/1/2034	1,792,882
54,729	5.500%, 4/1/2035	58,835
601,068	5.500%, 11/1/2035	645,692
400,892	5.500%, 1/1/2036	431,101
140,700	5.500%, 3/1/2036	151,217
896,069	5.500%, 4/1/2036	963,177
609,072	5.500%, 4/1/2036	654,341
394,460	5.500%, 5/1/2036	424,288
190,408	5.500%, 9/1/2036	204,696
609,734	5.500%, 8/1/2037	655,657
231,765	5.500%, 7/1/2038	249,357
886,538	5.500%, 4/1/2041	952,792
17,069	6.000%, 1/1/2029	18,574
2,390	6.000%, 1/1/2029	2,471
21,305	6.000%, 2/1/2029	23,195
8,550	6.000%, 2/1/2029	9,315
447,553	6.000%, 2/1/2039	497,781
5,159	6.000%, 4/1/2029	5,660
12,441	6.000%, 5/1/2029	13,559
20,680	6.000%, 5/1/2029	22,649
264,688	6.000%, 6/1/2038	294,446
800,766	6.000%, 7/1/2034	891,385
443,871	6.000%, 11/1/2034	493,400
221,832	6.000%, 7/1/2036	246,751
60,553	6.000%, 7/1/2036	67,264
281,060	6.000%, 10/1/2037	313,050
1,219,700	6.000%, 7/1/2038	1,360,186
82,889	6.000%, 9/1/2038	92,442
73,474	6.000%, 10/1/2038	81,923
275	6.500%, 4/1/2019	275
36,158	6.500%, 9/1/2028	39,687
5,126	6.500%, 8/1/2029	5,677
6,014	6.500%, 6/1/2031	6,716
16,003	6.500%, 6/1/2031	17,864
5,466	6.500%, 6/1/2031	6,057
6,029	6.500%, 6/1/2031	6,689
35,469	6.500%, 12/1/2031	39,774
3,443	6.500%, 1/1/2032	3,862
61,136	6.500%, 3/1/2032	68,563
210,598	6.500%, 4/1/2032	235,448
85,447	6.500%, 5/1/2032	95,834
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$56,872	6.500%, 11/1/2035	$63,246
344,959	6.500%, 7/1/2036	389,669
11,946	6.500%, 8/1/2036	13,522
14,711	6.500%, 9/1/2036	16,685
99,389	6.500%, 12/1/2036	112,163
120,102	6.500%, 9/1/2037	135,729
6,572	6.500%, 12/1/2037	7,429
111,591	6.500%, 10/1/2038	126,136
1,240	7.000%, 7/1/2023	1,317
28,451	7.000%, 2/1/2024	30,147
1,268	7.000%, 5/1/2024	1,363
2,539	7.000%, 7/1/2024	2,747
1,398	7.000%, 7/1/2025	1,529
18,723	7.000%, 9/1/2031	21,259
6,429	7.000%, 9/1/2031	7,338
136,694	7.000%, 11/1/2031	156,181
12,076	7.000%, 12/1/2031	13,594
178,791	7.000%, 1/1/2032	202,731
30,469	7.000%, 2/1/2032	34,756
43,753	7.000%, 3/1/2032	49,860
284,686	7.000%, 3/1/2032	320,365
35,544	7.000%, 4/1/2032	40,395
128,195	7.000%, 4/1/2032	146,087
5,985	7.000%, 4/1/2032	6,817
30,545	7.000%, 6/1/2032	34,786
347,776	7.000%, 6/1/2037	394,503
1,052	7.500%, 1/1/2030	1,198
12,673	7.500%, 9/1/2030	14,444
18,603	7.500%, 5/1/2031	21,353
4,874	7.500%, 6/1/2031	5,564
50,946	7.500%, 8/1/2031	58,452
48,583	7.500%, 1/1/2032	54,925
5,176	7.500%, 6/1/2033	5,865
366	8.000%, 7/1/2023	387
5,472	8.000%, 10/1/2026	6,180
2,849	8.000%, 11/1/2029	3,287
704	9.000%, 6/1/2025	788
	TOTAL	1,270,809,434
	Government National Mortgage Association—8.1%
24,613,430	3.000%, 1/20/2047	24,271,096
5,823,461	3.500%, 12/15/2040	5,867,905
2,023,825	3.500%, 8/15/2043	2,048,757
1,605,416	3.500%, 8/15/2043	1,625,194
23,267,632	3.500%, 5/20/2046	23,477,930
20,312,621	3.500%, 3/20/2047	20,477,168
23,862,363	3.500%, 11/20/2047	24,055,665
2,045,781	4.000%, 9/15/2040	2,114,510
4,771,742	4.000%, 10/15/2040	4,927,038
2,225,976	4.000%, 1/15/2041	2,300,064
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$3,115,537	4.000%, 10/15/2041	$3,216,932
6,138,557	4.000%, 12/20/2046	6,311,480
9,748,769	4.000%, 5/20/2047	9,995,973
13,178,022	4.000%, 8/20/2047	13,516,300
24,818,553	4.000%, 6/15/2048	25,434,314
510,325	4.500%, 1/15/2039	534,478
471,702	4.500%, 6/15/2039	495,748
1,693,141	4.500%, 10/15/2039	1,779,455
547,028	4.500%, 1/15/2040	574,914
314,037	4.500%, 6/15/2040	329,558
451,366	4.500%, 9/15/2040	473,674
616,947	4.500%, 2/15/2041	647,247
1,520,047	4.500%, 3/15/2041	1,597,537
163,401	4.500%, 5/15/2041	171,577
5,300,188	4.500%, 6/20/2041	5,547,607
857,733	4.500%, 9/15/2041	900,654
1,202,303	4.500%, 9/20/2041	1,258,428
802,482	4.500%, 10/15/2043	842,388
456,381	4.500%, 11/15/2043	479,076
23,240,739	4.500%, 8/20/2048	24,062,374
11,953,622	4.500%, 10/20/2048	12,377,154
701,309	5.000%, 1/15/2039	743,564
666,001	5.000%, 5/15/2039	705,920
969,396	5.000%, 8/20/2039	1,025,418
274,375	5.500%, 12/15/2038	296,669
207,386	5.500%, 12/20/2038	222,408
396,845	5.500%, 1/15/2039	429,463
447,851	5.500%, 2/15/2039	484,660
9,795	6.000%, 10/15/2028	10,657
12,608	6.000%, 3/15/2029	13,702
11,590	6.000%, 6/15/2029	12,707
159,226	6.000%, 2/15/2036	179,012
204,662	6.000%, 4/15/2036	230,497
217,483	6.000%, 6/15/2037	243,059
20,854	6.500%, 10/15/2028	23,198
8,115	6.500%, 10/15/2028	8,799
10,197	6.500%, 11/15/2028	11,248
19,849	6.500%, 12/15/2028	21,881
6,499	6.500%, 2/15/2029	7,222
15,556	6.500%, 3/15/2029	17,254
30,387	6.500%, 9/15/2031	34,287
65,773	6.500%, 2/15/2032	74,034
20,386	7.000%, 11/15/2027	22,658
16,076	7.000%, 12/15/2027	17,969
13,363	7.000%, 6/15/2028	14,624
21,792	7.000%, 11/15/2028	24,220
9,478	7.000%, 1/15/2029	10,651
8,701	7.000%, 5/15/2029	9,839
3,293	7.000%, 10/15/2029	3,719
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$25,241	7.000%, 5/15/2030	$28,560
16,873	7.000%, 11/15/2030	19,212
18,868	7.000%, 12/15/2030	21,204
16,472	7.000%, 8/15/2031	18,672
32,215	7.000%, 6/15/2031	36,066
68,226	7.000%, 10/15/2031	77,829
12,072	7.000%, 12/15/2031	13,821
51	7.500%, 7/15/2029	51
20,212	7.500%, 8/15/2029	23,037
48,130	7.500%, 10/15/2029	55,162
57,933	7.500%, 6/15/2030	66,656
5,106	7.500%, 10/15/2030	5,821
7,770	7.500%, 1/15/2031	8,943
8,032	8.000%, 1/15/2022	8,467
3,631	8.000%, 6/15/2022	3,845
4,381	8.000%, 8/15/2029	5,091
2,862	8.000%, 10/15/2029	3,341
10,269	8.000%, 11/15/2029	11,995
10,744	8.000%, 1/15/2030	12,421
3,911	8.000%, 10/15/2030	4,574
83,281	8.000%, 11/15/2030	97,933
4,462	8.500%, 5/15/2029	5,219
442	9.500%, 10/15/2020	460
	TOTAL	227,139,914
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,554,409,377)	2,574,109,436
	U.S. TREASURIES—1.1%
25,000,000	United States Treasury Notes, 1.375%, 9/30/2023	23,735,677
8,000,000	United States Treasury Notes, 2.750%, 7/31/2023	8,085,625
	TOTAL U.S. TREASURIES (IDENTIFIED COST $31,615,833)	31,821,302
	INVESTMENT COMPANY—3.2%
89,372,028	Federated Government Obligations Fund, Premier Shares, 2.30%[1] (AT COST $89,372,028)	89,372,028
	TOTAL INVESTMENT IN SECURITIES—101.2% (IDENTIFIED COST $2,833,240,627)[2]	2,850,325,220
	OTHER ASSETS AND LIABILITIES - NET—(1.2)%[3]	(34,373,772)
	TOTAL NET ASSETS—100%	$2,815,951,448
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended December 31, 2018, were as follows:
Federated Government Obligations Fund, Premier Shares
Balance of Shares Held 12/31/2017	80,524,558
Purchases/Additions	1,907,217,405
Sales/Reductions	(1,898,369,935)
Balance of Shares Held 12/31/2018	89,372,028
Value	$89,372,028
Change in Unrealized Appreciation/Depreciation	NA
Net Realized Gain/(Loss)	NA
Dividend Income	$2,970,593
1	7-day net yield.
2	The cost of investments for federal tax purposes amounts to $2,831,908,272.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Asset-Backed Securities	$—	$109,161,986	$—	$109,161,986
Collateralized Mortgage Obligations	—	45,860,468	—	45,860,468
Mortgage-Backed Securities	—	2,574,109,436	—	2,574,109,436
U.S. Treasuries	—	31,821,302	—	31,821,302
Investment Company	89,372,028	—	—	89,372,028
TOTAL SECURITIES	$89,372,028	$2,760,953,192	$—	$2,850,325,220
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Federated Mortgage Core Portfolio
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.80	$9.81	$9.85	$9.97	$9.71
Income From Investment Operations:
Net investment income[1]	0.30	0.27	0.23	0.23	0.27
Net realized and unrealized gain (loss)	(0.20)	0.00[2]	(0.00)[2]	(0.07)	0.29
TOTAL FROM INVESTMENT OPERATIONS	0.10	0.27	0.23	0.16	0.56
Less Distributions:
Distributions from net investment income	(0.30)	(0.28)	(0.27)	(0.28)	(0.30)
Net Asset Value, End of Period	$9.60	$9.80	$9.81	$9.85	$9.97
Total Return[3]	1.10%	2.75%	2.30%	1.66%	5.89%
Ratios to Average Net Assets:
Net expenses	0.03%	0.03%	0.03%	0.03%	0.02%
Net investment income	3.18%	2.71%	2.34%	2.31%	2.74%
Expense waiver/reimbursement[4]	—%	0.00%[5]	0.00%[5]	—%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,815,951	$1,787,418	$2,147,397	$1,900,395	$1,864,143
Portfolio turnover	109%	88%	258%	307%	179%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	109%	46%	42%	46%	40%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities–Federated Mortgage Core Portfolio
December 31, 2018
Assets:
Investment in securities, at value including $89,372,028 of investment in an affiliated holding (identified cost $2,833,240,627)		$2,850,325,220
Cash		280,000
Income receivable		8,231,447
Income receivable from an affiliated holding		106,542
Receivable for investments sold		3,797,354
TOTAL ASSETS		2,862,740,563
Liabilities:
Payable for investments purchased	$38,720,422
Payable for shares redeemed	440,000
Income distribution payable	7,472,833
Accrued expenses (Note 5)	155,860
TOTAL LIABILITIES		46,789,115
Net assets for 293,394,611 shares outstanding		$2,815,951,448
Net Assets Consist of:
Paid-in capital		$2,868,217,620
Total distributable earnings (loss)		(52,266,172)
TOTAL NET ASSETS		$2,815,951,448
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$2,815,951,448 ÷ 293,394,611 shares outstanding, no par value, unlimited shares authorized		$9.60
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations–Federated Mortgage Core Portfolio
Year Ended December 31, 2018
Investment Income:
Interest		$72,118,278
Dividends received from an affiliated holding*		2,970,593
TOTAL INCOME		75,088,871
Expenses:
Custodian fees	$99,745
Transfer agent fee	160,923
Directors'/Trustees' fees (Note 5)	17,596
Auditing fees	32,500
Legal fees	10,398
Portfolio accounting fees	224,929
Share registration costs	126
Printing and postage	15,955
Miscellaneous (Note 5)	26,335
TOTAL EXPENSES	588,507
Net investment income		74,500,364
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(38,821,151)
Net change in unrealized appreciation of investments		9,445,875
Net realized and unrealized gain (loss) on investments		(29,375,276)
Change in net assets resulting from operations		$45,125,088
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets–Federated Mortgage Core Portfolio
Year Ended December 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$74,500,364	$52,571,607
Net realized loss	(38,821,151)	(819,475)
Net change in unrealized appreciation/depreciation	9,445,875	1,537,084
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	45,125,088	53,289,216
Distributions to Shareholders (Note 2)	(74,757,288)	(54,723,938)
Share Transactions:
Proceeds from sale of shares	1,338,729,800	170,575,250
Net asset value of shares issued to shareholders in payment of distributions declared	8,059,110	4,857,161
Cost of shares redeemed	(288,623,600)	(533,976,592)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,058,165,310	(358,544,181)
Change in net assets	1,028,533,110	(359,978,903)
Net Assets:
Beginning of period	1,787,418,338	2,147,397,241
End of period	$2,815,951,448	$1,787,418,338
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements–Federated Mortgage Core Portfolio
December 31, 2018
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Mortgage Core Portfolio (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return. The Fund is an investment vehicle used by other Federated funds that invest some of their assets in mortgage-backed securities. Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds, or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform
Annual Shareholder Report

Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
All distributions as indicated on the Statement of Changes in Net Assets for the year ended December 31, 2017, were from net investment income. Undistributed net investment income at December 31, 2017, was $258,472.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2018	2017
Shares sold	140,395,762	17,381,790
Shares issued to shareholders in payment of distributions declared	844,493	494,089
Shares redeemed	(30,302,963)	(54,347,672)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	110,937,292	(36,471,793)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$74,757,288	$54,723,938
As of December 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$318,174
Net unrealized appreciation	$18,416,948
Capital loss carryforwards	$(71,001,294)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for dollar-roll transactions.
At December 31, 2018, the cost of investments for federal tax purposes was $2,831,908,272. The net unrealized appreciation of investments for federal tax purposes was $18,416,948. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $28,382,221 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,965,273.
At December 31, 2018, the Fund had a capital loss carryforward of $71,001,294 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$45,883,004	$25,118,290	$71,001,294
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser, subject to the direction of the Trustees, provides investment adviser services at no fee, because all investors in the Fund are other Federated funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to voluntarily reimburse operating expenses (excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of December 31, 2018, a majority of the shares of beneficial interest outstanding are owned by other affiliated investment companies.
Annual Shareholder Report

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2018, were as follows:
Purchases	$—
Sales	$99,576,376
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2018, the Fund had no outstanding loans. During the year ended December 31, 2018, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2018, there were no outstanding loans. During the year ended December 31, 2018, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm– Federated Mortgage Core Portfolio
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED MORTGAGE CORE PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Mortgage Core Portfolio (the “Fund”) (one of the funds constituting the Federated Core Trust (the “Trust”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated Mortgage Core Portfolio (one of the funds constituting the Federated Core Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)–Federated Mortgage Core Portfolio
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period[1]
Actual	$1,000	$1,020.20	$0.10
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.10	$0.10
1	Expenses are equal to the Fund's annualized net expense ratio of 0.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: October 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: February 2015	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2018
Federated Mortgage Strategy Portfolio (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Fund is distinctive in that it is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs, or certain other discretionary investment accounts, and may also be offered to other Federated funds.
Federated Investment Management Company (the “Adviser”) does not charge an investment advisory fee for its services, however, it or its affiliates may receive compensation for managing assets invested in the Fund.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by the Adviser or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
As previously noted, the Adviser does not charge an investment advisory fee to this Fund for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated and research services received by the Adviser from brokers that execute Federated fund trades. The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without
Annual Shareholder Report

management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
The Board was informed by the Adviser that, for the periods covered by the CCO Fee Evaluation Report, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Annual Shareholder Report

The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record Report (Form N-PX) link associated with the Fund at www.FederatedInvestors.com/product-landing/managed-account-pools.do. Select a product name, then click “Documents” and click on “Proxy Voting Record Report.” Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information at www.FederatedInvestors.com/product-landing/managed-account-pools.do. Select a product name, then click “Documents” and select “Form N-Q.”
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Mortgage Strategy Portfolio

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P407
38011 (2/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $148,652

Fiscal year ended 2017 - $145,420

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $38,903 and $45,968 respectively. Fiscal year ended 2018- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2018 - $801,040

Fiscal year ended 2017 - $908,833

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On May 2, 2018, the SEC proposed amendments to the Loan Rule, which, if adopted as proposed, would refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) had also been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involved the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders could vote on the election of members to the Hermes Fund’s committee was not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant was a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 29, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Managed Pool Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date February 22, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 22, 2019